UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30*

Date of reporting period: November 30, 2022

*This Form N-CSR pertains only to the following series of the Registrant: MFS Global Opportunistic Bond Fund. The remaining series of the Registrant have fiscal year ends other than November 30.

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
November 30, 2022
MFS®  Global Opportunistic
Bond Fund
GLB-ANN

MFS® Global Opportunistic
Bond Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Against that backdrop, richly valued, interest rate–sensitive growth equities have been hit particularly hard by rising interest rates. Volatility has ebbed and flowed, driven largely by the market’s focus on the potential for shifts in the trajectory of central bank policy.
There are, however, encouraging signs for the markets. China recently significantly relaxed its zero-COVID policy, and while cases there have increased dramatically, the hope is that an earlier economic reopening may be achieved once the current wave of infections subsides. Meanwhile, unemployment is low and global supply chain bottlenecks are easing. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
January 13, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
Emerging Markets Bonds	25.8%
Investment Grade Corporates	20.6%
Non-U.S. Government Bonds	10.3%
High Yield Corporates	8.1%
Mortgage-Backed Securities	8.0%
Collateralized Debt Obligations	4.1%
U.S. Treasury Securities	3.8%
Commercial Mortgage-Backed Securities	3.4%
Municipal Bonds	1.2%
Asset-Backed Securities	0.6%
U.S. Government Agencies (o)	0.0%
Composition including fixed income credit quality (a)(i)
AAA	9.2%
AA	12.4%
A	17.4%
BBB	22.5%
BB	12.0%
B	4.3%
CCC	1.0%
U.S. Government	4.7%
Federal Agencies	8.0%
Not Rated	(5.6)%
Cash & Cash Equivalents	4.7%
Other (q)	9.4%
Portfolio facts
Average Duration (d)	7.1
Average Effective Maturity (m)	9.8 yrs.

Portfolio Composition - continued
Issuer country weightings (i)(x)
United States	51.1%
United Kingdom	8.3%
Canada	8.0%
South Korea	6.1%
Japan	4.5%
China	4.1%
France	3.6%
Italy	(3.5)%
Germany	(9.0)%
Other Countries	26.8%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(p)	For purposes of the presentation of Portfolio structure at value, Other includes equivalent exposure from currency derivatives and may be negative.

Portfolio Composition - continued
(q)	For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of November 30, 2022.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended November 30, 2022, Class A shares of the MFS Global Opportunistic Bond Fund (fund) provided a total return of -10.28%, at net asset value. This compares with a return of -10.52% for the fund’s benchmark, the Bloomberg Global Aggregate Index (USD Hedged).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. Among the developed market central banks, the Fed was expected to have the most aggressive monetary policy for curbing inflation and the European Central Bank less so, given the growth-depleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the Bloomberg Global Aggregate Index (USD Hedged), the fund’s yield curve(y) positioning, particularly along the US, Canadian and United Kingdom yield curves, strengthened relative performance. Additionally, the fund’s underweight exposure to both the Chinese renminbi and British pound, as well as an overweight exposure to US dollars, further strengthened relative results.

Management Review - continued
Conversely, the fund’s asset allocation decisions detracted from relative performance. From a sector perspective, the fund’s overweight exposure to the industrials sector, and underweight exposure to both the treasury and government-related agencies sectors, dampened relative returns.
Security selection further hindered relative performance over the reporting period. From a sector perspective, selection within the financial institutions sector weakened relative returns. From a credit quality perspective, bond selection within “BBB” rated(r) issuers held back relative results.
Respectfully,
Portfolio Manager(s)
Ward Brown, Philipp Burgener, David Cole, Pilar Gomez-Bravo, Andy Li, Henry Peabody, Matt Ryan, Michael Skatrud, Robert Spector, and Erik Weisman
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 11/30/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 11/30/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	6/02/10	(10.28)%	0.36%	(0.28)%
B	6/02/10	(11.03)%	(0.40)%	(1.02)%
C	6/02/10	(10.92)%	(0.37)%	(1.02)%
I	6/02/10	(10.01)%	0.61%	(0.02)%
R1	6/02/10	(11.03)%	(0.42)%	(1.02)%
R2	6/02/10	(10.58)%	0.10%	(0.54)%
R3	6/02/10	(10.24)%	0.36%	(0.27)%
R4	6/02/10	(10.01)%	0.61%	(0.03)%
R6	10/01/12	(9.95)%	0.70%	0.08%
Comparative benchmark(s)
Bloomberg Global Aggregate Index (USD Hedged) (f)	(10.52)%	0.64%	1.83%
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(14.10)%	(0.50)%	(0.72)%
B With CDSC (Declining over six years from 4% to 0%) (v)	(14.44)%	(0.76)%	(1.02)%
C With CDSC (1% for 12 months) (v)	(11.77)%	(0.37)%	(1.02)%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg Global Aggregate Index(a) (USD Hedged) – provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
Performance information prior to April 30, 2021, reflects time periods when the fund (i) had a policy of primarily investing in investment grade quality debt instruments and (ii) did not have a policy to engage in a currency hedging strategy to primarily expose the fund to the U.S. dollar. The fund's investment policies and strategies changed effective April 30, 2021.
Performance information prior to December 1, 2014, reflects time periods when the fund had (i) a policy of focusing its investments on debt instruments of U.S. and foreign governments and (ii) a policy permitting the fund to invest up to 100% of its assets in less than investment grade quality debt instruments (lower quality debt instruments). The fund's investment policies and strategies changed effective December 1, 2014.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
June 1, 2022 through November 30, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2022 through November 30, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/22	Ending Account Value 11/30/22	Expenses Paid During Period (p) 6/01/22-11/30/22
A	Actual	0.95%	$1,000.00	$979.39	$4.71
	Hypothetical (h)	0.95%	$1,000.00	$1,020.31	$4.81
B	Actual	1.70%	$1,000.00	$974.35	$8.41
	Hypothetical (h)	1.70%	$1,000.00	$1,016.55	$8.59
C	Actual	1.70%	$1,000.00	$976.78	$8.42
	Hypothetical (h)	1.70%	$1,000.00	$1,016.55	$8.59
I	Actual	0.70%	$1,000.00	$980.49	$3.48
	Hypothetical (h)	0.70%	$1,000.00	$1,021.56	$3.55
R1	Actual	1.70%	$1,000.00	$975.55	$8.42
	Hypothetical (h)	1.70%	$1,000.00	$1,016.55	$8.59
R2	Actual	1.20%	$1,000.00	$978.00	$5.95
	Hypothetical (h)	1.20%	$1,000.00	$1,019.05	$6.07
R3	Actual	0.95%	$1,000.00	$979.26	$4.71
	Hypothetical (h)	0.95%	$1,000.00	$1,020.31	$4.81
R4	Actual	0.70%	$1,000.00	$980.49	$3.48
	Hypothetical (h)	0.70%	$1,000.00	$1,021.56	$3.55
R6	Actual	0.61%	$1,000.00	$980.87	$3.03
	Hypothetical (h)	0.61%	$1,000.00	$1,022.01	$3.09
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
11/30/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 97.2%
Aerospace & Defense – 0.3%
Boeing Co., 5.805%, 5/01/2050		$1,427,000	$1,346,309
Raytheon Technologies Corp., 2.82%, 9/01/2051		1,987,000	1,362,289
			$2,708,598
Airlines – 0.1%
EasyJet Finco B.V., 1.875%, 3/03/2028	EUR	1,450,000	$1,268,100
Alcoholic Beverages – 0.1%
Pernod Ricard S.A., 3.75%, 11/02/2032	EUR	900,000	$967,206
Apparel Manufacturers – 0.1%
Tapestry, Inc., 3.05%, 3/15/2032		$1,264,000	$978,069
Asset-Backed & Securitized – 8.1%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.142%, 11/15/2054 (i)		$11,880,972	$708,367
AA Bond Co. Ltd., 3.25%, 7/31/2028	GBP	980,000	890,539
ACREC 2021-FL1 Ltd., “C”, FLR, 6.061% (LIBOR - 1mo. + 2.15%), 10/16/2036 (n)		$2,557,500	2,395,999
ACRES 2021-FL2 Issuer Ltd., “AS”, FLR, 5.66% (LIBOR - 1mo. + 1.75%), 1/15/2037 (n)		1,595,500	1,503,268
ACRES 2021-FL2 Issuer Ltd., “B”, FLR, 6.161% (LIBOR - 1mo. + 2.25%), 1/15/2037 (n)		2,479,000	2,345,857
Allegro CLO Ltd., 2016-1A, “BR2”, FLR, 5.629% (LIBOR - 3mo. + 1.55%), 1/15/2030 (n)		855,495	829,886
Arbor Realty Trust, Inc., CLO, 2019-FL2, “AS”, FLR, 5.359% (LIBOR - 1mo. + 1.45%), 9/15/2034 (n)		450,000	442,070
Arbor Realty Trust, Inc., CLO, 2021-FL1, “C”, FLR, 5.879% (LIBOR - 1mo. + 2%), 12/15/2035 (n)		204,000	189,972
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 5.475% (LIBOR - 1mo. + 1.6%), 5/15/2036 (n)		418,000	390,978
Arbor Realty Trust, Inc., CLO, 2021-FL2, “C”, FLR, 5.825% (LIBOR - 1mo. + 1.95%), 5/15/2036 (n)		1,359,500	1,259,033
Arbor Realty Trust, Inc., CLO, 2021-FL3, “B”, FLR, 5.475% (LIBOR - 1mo. + 1.6%), 8/15/2034 (n)		1,205,000	1,094,027
Arbor Realty Trust, Inc., CLO, 2021-FL3, “C”, FLR, 5.725% (LIBOR - 1mo. + 1.85%), 8/15/2034 (n)		1,049,500	944,802
Arbor Realty Trust, Inc., CLO, 2022-FL1, “C”, FLR, 5.518% (SOFR - 30 day + 2.3%), 1/15/2037 (n)		3,751,000	3,603,427
Arbor Realty Trust, Inc., CLO, 2022-FL1, “D”, FLR, 6.217% (SOFR - 30 day + 3%), 1/15/2037 (n)		2,400,000	2,200,500

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
AREIT 2022-CRE6 Trust, “C”, FLR, 5.542% (SOFR - 30 day + 2.15%), 1/16/2037 (n)	$533,500	$494,963
AREIT 2022-CRE6 Trust, “D”, FLR, 6.242% (SOFR - 30 day + 2.85%), 12/17/2024 (n)	569,500	525,077
BBCMS Mortgage Trust, 2020-C7, “XA”, 1.736%, 4/15/2053 (i)	1,436,426	105,911
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.422%, 7/15/2054 (i)	9,761,762	718,194
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.751%, 2/15/2054 (i)	15,133,075	1,391,809
BBCMS Mortgage Trust, 2022-C18, “AS”, 6.148%, 12/15/2055 (w)	1,004,922	1,056,461
Benchmark 2020-B18 Mortgage Trust, “XA”, 1.79%, 7/15/2053 (i)	12,916,814	1,033,018
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.15%, 3/15/2054 (i)	6,405,966	396,859
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.998%, 6/15/2054 (i)	19,823,660	989,127
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.383%, 7/15/2054 (i)	20,286,010	1,452,923
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.396%, 8/15/2054 (i)	21,012,479	1,504,805
Benchmark 2022-B37 Mortgage Trust, “AS”, 5.943%, 11/15/2055	394,000	395,692
BSPRT 2021-FL7 Issuer Ltd., “B”, FLR, 5.925% (LIBOR - 1mo. + 2.05%), 12/15/2038 (n)	632,000	585,725
BSPRT 2021-FL7 Issuer Ltd., “C”, FLR, 6.175% (LIBOR - 1mo. + 2.3%), 12/15/2038 (n)	572,500	526,253
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	358,944	325,325
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	441,543	384,328
BXMT 2021-FL4 Ltd., “AS”, FLR, 5.175% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	1,100,000	1,048,320
BXMT 2021-FL4 Ltd., “B”, FLR, 5.425% (LIBOR - 1mo. + 1.55%), 5/15/2038 (n)	2,995,500	2,798,908
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	491,366	459,369
CarMax Auto Owner Trust, 2022-2, “A4”, 3.62%, 9/15/2027	1,435,000	1,375,707
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)	387,671	343,135
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.78%, 4/15/2054 (i)	7,809,979	344,518
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “XA”, 0.98%, 6/15/2063 (i)	11,367,152	646,328

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.152%, 6/15/2064 (i)		$9,493,398	$568,621
Commercial Mortgage Pass-Through Certificates, 2022-BNK41, “AS”, 3.916%, 4/15/2065		2,344,000	1,996,957
Covestro AG, 4.75%, 11/15/2028	EUR	600,000	632,819
Fortress CBO Investments Ltd., 2022-FL3, “AS”, FLR, 5.745% (SOFR - 30 day + 2.25%), 2/23/2039 (n)		$990,500	946,229
FS Rialto 2021-FL2 Issuer Ltd., “AS”, FLR, 5.436% (LIBOR - 1mo. + 1.6%), 5/16/2038 (n)		2,483,500	2,362,372
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 5.894% (LIBOR - 3mo. + 1.7%), 7/18/2031 (n)		2,560,000	2,402,872
KREF 2018-FT1 Ltd., “AS”, FLR, 5.211% (LIBOR - 1mo. + 1.3%), 2/15/2039 (n)		2,500,000	2,321,588
KREF 2021-FL2 Ltd., “B”, FLR, 5.561% (LIBOR - 1mo. + 1.65%), 2/15/2039 (n)		2,155,000	1,993,416
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 5.625% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)		3,300,000	3,059,793
LoanCore 2021-CRE5 Ltd., “B”, FLR, 5.875% (LIBOR - 1mo. + 2%), 7/15/2036 (n)		1,395,500	1,289,321
MF1 2020-FL4 Ltd., “AS”, FLR, 6.078% (LIBOR - 1mo. + 2.1%), 11/15/2035 (n)		647,000	620,261
MF1 2021-FL5 Ltd., “B”, FLR, 5.428% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)		2,542,500	2,402,965
MF1 2021-FL5 Ltd., “C”, FLR, 5.678% (LIBOR - 1mo. + 1.7%), 7/15/2036 (n)		645,000	599,687
MF1 2021-FL6 Ltd., “AS”, FLR, 5.361% (LIBOR - 1mo. + 1.45%), 7/16/2036 (n)		2,500,000	2,364,069
MF1 2021-FL6 Ltd., “B”, FLR, 5.56% (LIBOR - 1mo. + 1.65%), 7/16/2036 (n)		3,800,000	3,576,539
MF1 2022-FL8 Ltd., “C”, FLR, 5.617% (SOFR - 30 day + 2.2%), 2/19/2037 (n)		1,130,366	1,062,152
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.419%, 5/15/2054 (i)		5,717,445	401,228
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.345%, 6/15/2054 (i)		17,360,503	1,118,532
Navistar Financial Dealer Note Master Owner Trust, 2022-1, “A”, FLR, 4.642% (SOFR - 30 day + 1.25%), 5/25/2027 (n)		947,000	948,238
PFP III 2021-7 Ltd., “AS”, FLR, 5.025% (LIBOR - 1mo. + 1.15%), 4/14/2038 (n)		871,956	814,822
PFP III 2021-7 Ltd., “B”, FLR, 5.303% (LIBOR - 1mo. + 1.4%), 4/14/2038 (n)		684,966	638,332
PFP III 2021-7 Ltd., “C”, FLR, 5.554% (LIBOR - 1mo. + 1.65%), 4/14/2038 (n)		468,477	433,765

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
PFP III 2021-8 Ltd., “B”, FLR, 5.403% (LIBOR - 1mo. + 1.5%), 8/09/2037 (n)		$812,000	$729,722
RAC Bond Co. PLC, 4.87%, 5/06/2026	GBP	557,000	611,691
Shelter Growth CRE 2021-FL3 Ltd., “C”, FLR, 6.025% (LIBOR - 1mo. + 2.15%), 9/15/2036 (n)		$1,212,000	1,136,065
Starwood Commercial Mortgage, 2021-FL2, “B”, FLR, 5.711% (LIBOR - 1mo. + 1.8%), 4/18/2038 (n)		1,223,000	1,169,501
Starwood Commercial Mortgage, 2021-FL2, “C”, FLR, 6.01% (LIBOR - 1mo. + 2.1%), 4/18/2038 (n)		238,000	220,279
TPG Real Estate Finance, 2021-FL4, “A”, FLR, 5.111% (LIBOR - 1mo. + 1.2%), 3/15/2038 (n)		762,000	734,837
TPG Real Estate Finance, 2021-FL4, “AS”, FLR, 5.31% (LIBOR - 1mo. + 1.4%), 3/15/2038 (n)		800,000	760,093
Wells Fargo Commercial Mortgage Trust, 2021-C59, “XA”, 1.67%, 4/15/2054 (i)		9,362,738	788,256
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.672%, 8/15/2054 (i)		15,780,521	1,414,687
			$77,821,189
Automotive – 1.1%
Hyundai Capital America, 2%, 6/15/2028 (n)		$1,492,000	$1,207,655
Hyundai Capital America, 6.375%, 4/08/2030 (n)		1,680,000	1,715,809
Mercedes-Benz Financial Services (Canada), 3%, 2/23/2027	EUR	580,000	601,825
RAC Bond Co. PLC, 5.25%, 11/04/2027	GBP	200,000	186,281
RAC Bond Co. PLC, 5.25%, 11/04/2046 (n)		1,950,000	1,816,241
Stellantis N.V., 2.75%, 4/01/2032	EUR	940,000	860,732
TI Automotive Finance PLC, 3.75%, 4/15/2029 (n)		2,590,000	2,082,006
TI Automotive Finance PLC, 3.75%, 4/15/2029		1,050,000	844,057
Volkswagen International Finance N.V., 4.375%, 3/28/2168		1,000,000	868,776
			$10,183,382
Broadcasting – 1.2%
Discovery, Inc., 4.125%, 5/15/2029		$1,860,000	$1,637,481
Prosus N.V., 1.539%, 8/03/2028	EUR	1,390,000	1,136,203
Prosus N.V., 2.085%, 1/19/2030		840,000	658,858
Prosus N.V., 3.061%, 7/13/2031 (n)		$895,000	668,131
Prosus N.V., 4.027%, 8/03/2050		1,200,000	732,339
Summer (BC) Holdco S.à r.l., “A”, 9.25%, 10/31/2027	EUR	2,230,105	1,798,687
Ubisoft Entertainment S.A., 0.878%, 11/24/2027		700,000	555,840
Warnermedia Holdings, Inc., 4.279%, 3/15/2032 (n)		$1,563,000	1,326,986
WMG Acquisition Corp., 2.25%, 8/31/2031 (n)	EUR	1,764,000	1,416,180
WMG Acquisition Corp., 2.25%, 8/31/2031		1,460,000	1,172,121
			$11,102,826

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – 0.2%
Ameriprise Financial, Inc., 4.5%, 5/13/2032		$551,000	$539,145
Low Income Investment Fund, 3.386%, 7/01/2026		310,000	295,750
Low Income Investment Fund, 3.711%, 7/01/2029		840,000	791,277
			$1,626,172
Building – 0.7%
Holcim Sterling Finance (Netherlands) B.V., 2.25%, 4/04/2034	GBP	1,020,000	$867,895
Imerys S.A., 1%, 7/15/2031	EUR	900,000	658,154
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/2028 (n)		$2,440,000	2,208,200
Standard Industries, Inc., 4.75%, 1/15/2028 (n)		1,770,000	1,604,178
Vulcan Materials Co., 3.5%, 6/01/2030		1,618,000	1,441,465
			$6,779,892
Business Services – 0.9%
Entegris Escrow Corp., 5.95%, 6/15/2030 (n)		$2,300,000	$2,148,313
Euronet Worldwide, Inc., 1.375%, 5/22/2026	EUR	1,450,000	1,356,323
Fiserv, Inc., 2.65%, 6/01/2030		$1,341,000	1,135,116
Fiserv, Inc., 4.4%, 7/01/2049		669,000	551,395
Mastercard, Inc., 3.3%, 3/26/2027		1,960,000	1,887,437
Mastercard, Inc., 3.85%, 3/26/2050		691,000	602,804
Visa, Inc., 3.65%, 9/15/2047		1,125,000	957,300
			$8,638,688
Cable TV – 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)		$3,360,000	$2,830,800
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025		607,000	597,465
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.8%, 3/01/2050		942,000	706,781
Comcast Corp., 3.75%, 4/01/2040		1,675,000	1,399,628
SES S.A., 3.5%, 1/14/2029	EUR	1,040,000	1,006,819
Virgin Media Finance PLC, 3.75%, 7/15/2030		2,950,000	2,436,783
VTR Comunicaciones S.p.A., 5.125%, 1/15/2028		$1,900,000	1,083,000
Ziggo B.V., 3.375%, 2/28/2030	EUR	3,175,000	2,523,358
			$12,584,634
Chemicals – 0.5%
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)		$2,900,000	$2,373,780
LYB International Finance III, LLC, 4.2%, 5/01/2050		1,382,000	1,035,490
Sasol Financing (USA) LLC, 4.375%, 9/18/2026		800,000	726,000
Synthos S.A., 2.5%, 6/07/2028 (n)	EUR	1,286,000	1,023,280
			$5,158,550

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Computer Software – 0.3%
Microsoft Corp., 3.3%, 2/06/2027		$1,346,000	$1,301,898
Microsoft Corp., 2.525%, 6/01/2050		888,000	611,555
Microsoft Corp., 2.675%, 6/01/2060		1,695,000	1,145,525
			$3,058,978
Computer Software - Systems – 0.3%
Apple, Inc., 3.2%, 5/11/2027		$2,523,000	$2,422,127
Apple, Inc., 4.5%, 2/23/2036		953,000	962,577
			$3,384,704
Conglomerates – 0.6%
TriMas Corp., 4.125%, 4/15/2029 (n)		$3,460,000	$2,949,650
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028		2,472,000	2,374,499
			$5,324,149
Consumer Products – 0.1%
JAB Holdings B.V., 2.25%, 12/19/2039	EUR	1,900,000	$1,411,915
Consumer Services – 0.5%
Booking Holdings, Inc., 4.75%, 11/15/2034	EUR	540,000	$597,775
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2027 (n)		$1,754,000	1,297,278
TriNet Group, Inc., 3.5%, 3/01/2029 (n)		3,600,000	2,992,500
			$4,887,553
Containers – 0.5%
ARD Finance S.A., 5%, (5% cash or 5.75% PIK) 6/30/2027 (p)	EUR	1,831,829	$1,292,474
Ardagh Metal Packaging Finance USA LLC, 3%, 9/01/2029 (n)		1,800,000	1,395,445
Ardagh Metal Packaging Finance USA LLC, 3%, 9/01/2029		750,000	581,435
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.125%, 11/01/2025		$1,500,000	1,290,000
			$4,559,354
Electrical Equipment – 0.4%
Arrow Electronics, Inc., 2.95%, 2/15/2032		$1,680,000	$1,339,429
Telefonaktiebolaget LM Ericsson, 1.125%, 2/08/2027	EUR	1,390,000	1,248,976
Telefonaktiebolaget LM Ericsson, 1%, 5/26/2029		1,830,000	1,448,988
			$4,037,393
Electronics – 0.2%
Broadcom, Inc., 3.419%, 4/15/2033 (n)		$1,876,000	$1,524,307
Broadcom, Inc., 3.187%, 11/15/2036 (n)		50,000	36,415
			$1,560,722

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – 2.8%
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023		$700,000	$698,250
CEZ A.S. (Czech Republic), 2.375%, 4/06/2027	EUR	1,045,000	997,279
Comision Federal de Electricidad (United Mexican States), 3.348%, 2/09/2031		$600,000	461,106
Comision Federal de Electricidad (United Mexican States), 3.875%, 7/26/2033 (n)		844,000	626,248
DAE Funding LLC (United Arab Emirates), 3.375%, 3/20/2028		850,000	740,795
Dua Capital Ltd. (Federation of Malaysia), 2.78%, 5/11/2031		3,745,000	2,966,115
Emirates NBD Bank PJSC, 6.125% to 7/09/2026, FLR (Swap Rate - 6yr. + 5.702%) to 1/09/2170		1,800,000	1,724,861
Eskom Holdings SOC Ltd. (Republic of South Africa), 7.125%, 2/11/2025		1,200,000	1,125,396
Export-Import Bank of India, 2.25%, 1/13/2031		1,800,000	1,433,267
Indian Railway Finance Corp., 2.8%, 2/10/2031		1,850,000	1,520,932
Industrial & Commercial Bank of China Ltd., 4.875%, 9/21/2025		1,400,000	1,373,077
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025		2,202,000	1,882,710
KazMunayGas National Co., JSC (Republic of Kazakhstan), 6.375%, 10/24/2048		1,097,000	877,583
Krung Thai Bank PLC (Cayman Islands Branch), 4.4% to 3/25/2026, FLR (CMT - 5yr. + 3.53%) to 9/25/2169		1,500,000	1,282,500
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 3.75%, 6/23/2031 (n)		1,077,000	879,896
Pertamina PT, 5.625%, 5/20/2043		1,667,000	1,565,689
Petroleos Mexicanos, 7.69%, 1/23/2050		3,190,000	2,195,228
PT Freeport Indonesia, 5.315%, 4/14/2032 (n)		755,000	698,375
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026		1,420,000	1,451,808
SPP-Distribucia A.S. (Republic of Slovakia), 1%, 6/09/2031	EUR	1,400,000	950,646
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030		$1,000,000	1,011,808
			$26,463,569
Emerging Market Sovereign – 18.2%
Arab Republic of Egypt, 7.053%, 1/15/2032		$1,100,000	$814,880
Arab Republic of Egypt, 8.875%, 5/29/2050		1,900,000	1,302,636
Dominican Republic, 4.875%, 9/23/2032		1,300,000	1,073,058
Dominican Republic, 5.875%, 1/30/2060		2,400,000	1,779,000
Federative Republic of Brazil, 5.625%, 2/21/2047		400,000	329,583
Hellenic Republic (Republic of Greece), 0%, 2/12/2026	EUR	7,701,000	7,214,234
Hellenic Republic (Republic of Greece), 2%, 4/22/2027 (n)		13,156,000	12,999,995
Hellenic Republic (Republic of Greece), 1.75%, 6/18/2032 (n)		8,594,000	7,268,981

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Hellenic Republic (Republic of Greece), 1.875%, 1/24/2052	EUR	2,561,000	$1,645,943
Kingdom of Morocco, 2%, 9/30/2030		1,600,000	1,296,005
Kingdom of Morocco, 3%, 12/15/2032		$650,000	514,917
Kingdom of Saudi Arabia, 3.25%, 11/17/2051 (n)		1,300,000	937,823
Oriental Republic of Uruguay, 4.375%, 1/23/2031		784,000	782,908
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	482,632,000	10,472,447
People's Republic of China, 3.03%, 3/11/2026	CNY	128,100,000	18,240,503
People's Republic of China, 3.13%, 11/21/2029		80,220,000	11,479,722
Republic of Benin, 6.875%, 1/19/2052	EUR	1,500,000	1,132,308
Republic of Cote d'Ivoire, 6.875%, 10/17/2040		2,600,000	2,063,038
Republic of Croatia, 1.125%, 3/04/2033		3,172,000	2,589,935
Republic of Guatemala, 6.125%, 6/01/2050		$1,300,000	1,193,507
Republic of Hungary, 2.125%, 9/22/2031 (n)		945,000	707,489
Republic of Hungary, 5.5%, 6/16/2034 (n)		1,364,000	1,303,711
Republic of Indonesia, 3.55%, 3/31/2032		1,180,000	1,065,057
Republic of Korea, 2.125%, 6/10/2027	KRW	9,363,000,000	6,644,675
Republic of Korea, 1.875%, 6/10/2029		42,314,110,000	28,955,744
Republic of Korea, 1.375%, 6/10/2030		32,382,080,000	20,986,278
Republic of Panama, 3.298%, 1/19/2033		$2,309,000	1,895,383
Republic of Paraguay, 6.1%, 8/11/2044 (n)		1,760,000	1,654,400
Republic of Paraguay, 5.6%, 3/13/2048		2,000,000	1,704,000
Republic of Philippines, 3.556%, 9/29/2032		759,000	683,912
Republic of Poland, 5.75%, 11/16/2032		678,000	714,883
Republic of Romania, 2%, 1/28/2032	EUR	2,220,000	1,611,779
Republic of Senegal, 6.25%, 5/23/2033		$1,400,000	1,169,000
Republic of Serbia, 1.65%, 3/03/2033	EUR	1,028,000	694,067
Republic of Serbia, 2.05%, 9/23/2036 (n)		896,000	562,283
Republic of Serbia, 2.05%, 9/23/2036		800,000	502,039
Republic of South Africa, 5.875%, 4/20/2032		$955,000	882,063
Sultanate of Oman, 7%, 1/25/2051		2,550,000	2,378,135
United Arab Emirates, 4.951%, 7/07/2052 (n)		1,230,000	1,216,509
United Mexican States, 7.5%, 6/03/2027	MXN	265,600,000	12,808,792
United Mexican States, 4.875%, 5/19/2033		$1,049,000	985,264
United Mexican States, 3.771%, 5/24/2061		1,046,000	704,659
			$174,961,545
Energy - Independent – 0.4%
Energean Israel Finance Ltd., 4.875%, 3/30/2026		$1,300,000	$1,205,750
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)		1,100,000	1,038,950
Medco Bell Pte. Ltd., 6.375%, 1/30/2027		668,000	593,377
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		1,500,000	1,275,000
			$4,113,077

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Energy - Integrated – 0.6%
BP Capital Markets PLC, 3.625%, 6/22/2170	EUR	2,910,000	$2,601,632
Eni S.p.A., 4.25%, 5/09/2029 (n)		$1,139,000	1,057,043
Galp Energia SGPS S.A., 2%, 1/15/2026	EUR	2,000,000	1,933,942
MOL PLC, 1.5%, 10/08/2027		600,000	515,846
			$6,108,463
Engineering - Construction – 0.1%
Bouygues S.A., 4.625%, 6/07/2032	EUR	600,000	$662,015
Financial Institutions – 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032		$375,000	$298,864
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.85%, 10/29/2041		299,000	219,334
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)		773,000	736,163
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		1,336,000	1,214,438
Credit Logement S.A., 1.081% to 2/15/2029, FLR (EUR ICE Swap Rate - 5yr. + 1.1%) to 2/15/2034	EUR	1,700,000	1,429,899
CTP N.V., 0.942%, 1/20/2026		880,000	750,452
CTP N.V., 1.5%, 9/27/2031		1,140,000	712,568
EXOR N.V., 2.25%, 4/29/2030		1,000,000	908,583
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% cash or 7.25% PIK), 9/15/2024 (n)(p)		$2,875,593	2,401,018
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% cash or 7.25% PIK), 9/15/2024 (n)(p)		1,253,862	1,046,930
Grand City Properties S.A., 1.5%, 12/09/2069	EUR	1,200,000	549,537
Logicor Financing S.à r.l., 1.625%, 1/17/2030		1,100,000	870,377
Logicor Financing S.à r.l., 0.875%, 1/14/2031		970,000	698,270
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)		$2,300,000	2,090,953
P3 Group S.à r.l., 0.875%, 1/26/2026	EUR	1,160,000	996,583
Samhallsbyggnadsbolaget i Norden AB, 1.75%, 1/14/2025		780,000	679,634
Samhallsbyggnadsbolaget i Norden AB, 2.875%, 1/30/2171		2,600,000	1,062,473
SBB Treasury Oyj, 0.75%, 12/14/2028		730,000	459,453
SBB Treasury Oyj, 1.125%, 11/26/2029		580,000	363,855
VGP N.V., 1.5%, 4/08/2029		1,500,000	1,038,680
Vonovia SE, REIT, 1.625%, 9/01/2051		1,100,000	638,272
			$19,166,336
Food & Beverages – 0.8%
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$1,112,000	$1,018,117
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		669,000	684,940
Central America Bottling Co., 5.25%, 4/27/2029 (n)		1,160,000	1,045,810
Constellation Brands, Inc., 4.75%, 12/01/2025		667,000	667,425
Constellation Brands, Inc., 3.15%, 8/01/2029		821,000	727,759

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Food & Beverages – continued
Constellation Brands, Inc., 2.25%, 8/01/2031		$760,000	$608,132
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.625%, 1/15/2032 (n)		1,595,000	1,315,875
Kraft Heinz Foods Co., 3.875%, 5/15/2027		1,624,000	1,566,121
			$7,634,179
Gaming & Lodging – 0.4%
Las Vegas Sands Corp., 3.9%, 8/08/2029		$925,000	$794,384
Marriott International, Inc., 2.85%, 4/15/2031		1,632,000	1,333,444
VICI Properties LP, REIT, 4.95%, 2/15/2030		1,767,000	1,670,439
			$3,798,267
Industrial – 0.7%
Albion Financing 1 S.à r.l., 5.25%, 10/15/2026	EUR	2,370,000	$2,198,287
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 2/26/2027		$1,500,000	1,396,122
Investor AB, 2.75%, 6/10/2032	EUR	295,000	294,053
Peach Property Finance GmbH, 4.375%, 11/15/2025		1,900,000	1,425,558
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$1,894,000	1,211,058
			$6,525,078
Insurance – 1.1%
AIA Group Ltd., 0.88%, 9/09/2033	EUR	2,230,000	$1,798,014
Allianz SE, 3.2% to 4/30/2028, FLR (CMT - 5yr. + 2.165%) to 4/30/2171 (n)		$400,000	295,600
Allianz SE, 3.5% to 4/30/2026, FLR (CMT - 5yr. + 2.973%) to 4/30/2171 (n)		1,200,000	1,018,500
Argentum Netherlands B.V., 5.125%, 6/01/2048		670,000	597,796
Argentum Netherlands B.V. for Zurich Insurance Co. Ltd., 2.75%, 2/19/2049	EUR	1,230,000	1,129,133
ASR Nederland N.V., 7% to 12/07/2033, FLR (EUR Swap Rate - 5yr. + 5.3%) to 12/07/2043		920,000	997,787
Aviva PLC, 4% to 6/03/2035, FLR (GBP Government Yield - 5yr. + 4.7%) to 6/03/2055	GBP	1,139,000	1,070,175
Corebridge Financial, Inc., 4.35%, 4/05/2042 (n)		$1,170,000	957,912
Credit Agricole Assurances S.A., 2%, 7/17/2030	EUR	800,000	676,973
NN Group N.V., 4.625%, 1/13/2048		1,540,000	1,536,724
Zurich Finance (Ireland) DAC, 3%, 4/19/2051		$800,000	605,920
			$10,684,534

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Insurance - Health – 0.3%
UnitedHealth Group, Inc., 4.625%, 7/15/2035		$1,611,000	$1,581,439
UnitedHealth Group, Inc., 3.5%, 8/15/2039		670,000	554,660
UnitedHealth Group, Inc., 3.25%, 5/15/2051		701,000	514,399
			$2,650,498
Insurance - Property & Casualty – 0.1%
Aon Corp./Aon Global Holdings PLC, 2.6%, 12/02/2031		$204,000	$166,997
QBE Insurance Group Ltd., 2.5% to 9/13/2028, FLR (GBP Government Yield - 5yr. + 2.061%) to 9/13/2038	GBP	685,000	628,089
			$795,086
International Market Quasi-Sovereign – 1.6%
Caixa Geral de Depositos S.A. (Republic of Portugal), 5.75% to 10/31/2027, FLR (EUR Swap Rate - 1yr. + 2.75%) to 10/31/2028	EUR	600,000	$637,760
Electricite de France S.A., 2.625% to 6/01/2028, FLR (EUR Swap Rate - 5yr. + 2.86%) to 6/01/2033, FLR (EUR Swap Rate - 5yr. + 3.11%) to 6/01/2048, FLR (EUR Swap Rate - 5yr. + 3.86%) to 12/29/2049		600,000	490,451
Electricite de France S.A., 2.875% to 3/15/2027, FLR (EUR Swap Rate - 5yr. + 3.373%) to 3/15/2031, FLR (EUR Swap Rate - 5yr. + 3.623%) to 3/15/2047, FLR (EUR Swap Rate - 5yr. + 4.373%) to 3/15/2070		1,400,000	1,209,177
Electricite de France S.A., 5.875% to 1/22/2029, FLR (GBP Swap Rate - 15yr. + 3.046%) to 1/22/2049, FLR (GBP Swap Rate - 15yr. + 3.796%) to 12/31/2165	GBP	1,000,000	988,305
EnBW International Finance B.V., 4.049%, 11/22/2029	EUR	250,000	265,261
ESB Finance DAC, 1%, 7/19/2034		1,520,000	1,197,210
Islandsbanki (Republic of Iceland), 0.75%, 3/25/2025		830,000	738,902
Kreditanstalt Fuer Wiederaufbau, 1.125%, 3/31/2037		6,983,000	5,891,730
La Banque Postale S.A., 5.5% to 3/05/2029, FLR (EUR Swap Rate - 5yr. + 2.85%) to 3/05/2034		900,000	939,509
Landsbankinn Bank (Republic of Iceland), 0.375%, 5/23/2025		2,020,000	1,799,073
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)		$878,000	685,159
RTE Reseau de Transport d'Electricite, 0.75%, 1/12/2034	EUR	800,000	625,229
			$15,467,766
International Market Sovereign – 17.0%
Commonwealth of Australia, 3.25%, 6/21/2039	AUD	26,851,000	$16,869,309
Federal Republic of Germany, 1.7%, 8/15/2032	EUR	18,330,000	18,667,536
Federal Republic of Germany, 0%, 8/15/2052		7,282,375	4,540,079
Government of Bermuda, 2.375%, 8/20/2030 (n)		$508,000	413,702
Government of Bermuda, 5%, 7/15/2032 (n)		1,933,000	1,860,626

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
International Market Sovereign – continued
Government of Japan, 1.7%, 6/20/2033	JPY	1,199,450,000	$9,816,572
Government of Japan, 1.7%, 6/20/2044		3,180,900,000	25,195,197
Government of Japan, 0.3%, 6/20/2046		1,403,950,000	8,139,738
Kingdom of Belgium, 0.4%, 6/22/2040	EUR	11,191,000	7,872,423
Kingdom of Spain, 2.55%, 10/31/2032		5,469,000	5,496,146
Kingdom of Spain, 1%, 10/31/2050		9,142,000	5,698,424
Republic of Cyprus, 0.625%, 1/21/2030		3,390,000	2,798,119
Republic of France, 0%, 5/25/2032		12,300,000	10,248,029
Republic of France, 0.75%, 5/25/2053		6,644,200	4,283,112
United Kingdom Treasury, 1.25%, 7/22/2027	GBP	30,892,000	34,003,774
United Kingdom Treasury, 1.25%, 10/22/2041		4,675,000	3,893,625
United Kingdom Treasury, 1.25%, 7/31/2051		5,050,000	3,678,262
			$163,474,673
Local Authorities – 0.9%
City of Oslo, 2.17%, 5/18/2029	NOK	26,000,000	$2,368,458
Province of Alberta, 4.5%, 12/01/2040	CAD	760,000	594,525
Province of British Columbia, 2.95%, 6/18/2050		765,000	469,186
Province of Ontario, 1.9%, 12/02/2051		10,516,000	5,005,683
			$8,437,852
Machinery & Tools – 0.1%
Sarens Finance Co. N.V., 5.75%, 2/21/2027	EUR	1,611,000	$1,266,358
Major Banks – 4.6%
Australia and New Zealand Banking Group Ltd., 2.57% to 11/25/2030, FLR (CMT - 5yr. + 1.7%) to 11/25/2035 (n)		$1,133,000	$826,361
Bank of America Corp., 3.5%, 4/19/2026		2,195,000	2,104,635
Bank of America Corp., 0.694%, 3/22/2031	EUR	1,380,000	1,135,361
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032		$2,325,000	1,883,574
Barclays Bank PLC, 8.407% to 11/14/2027, FLR (GBP Swap Rate - 5yr. + 4.75%) to 11/14/2032	GBP	750,000	935,411
BNP Paribas S.A., 4.625% to 1/12/2027, FLR (CMT - 5yr. + 3.196%) to 1/12/2027 (n)		$1,460,000	1,184,226
Commonwealth Bank of Australia, 2.688%, 3/11/2031 (n)		1,696,000	1,293,338
Crédit Agricole Group, 3.875%, 11/28/2034	EUR	900,000	948,425
Credit Suisse AG (London), 2.125%, 5/31/2024		890,000	881,604
Credit Suisse Group AG, 7.75% to 3/01/2028, FLR (EUR ICE Swap Rate - 1yr. + 4.95%) to 3/01/2029		600,000	615,306
Goldman Sachs Group, Inc., 2.383% to 7/21/2031, FLR (SOFR - 1 day + 1.248%) to 7/21/2032		$1,958,000	1,546,598
Goldman Sachs Group, Inc., 3.436% to 2/24/2042, FLR (SOFR - 1 day + 1.632%) to 2/24/2043		1,439,000	1,090,095

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
HSBC Holdings PLC, 4.375%, 11/23/2026		$2,272,000	$2,180,081
HSBC Holdings PLC, 6.364% to 11/16/2027, FLR (EUR Swap Rate - 5yr. + 3.3%) to 11/16/2032	EUR	800,000	858,636
JPMorgan Chase & Co., 1.47%, 9/22/2027		$4,598,000	3,991,115
JPMorgan Chase & Co., 3.328% to 4/22/2051, FLR (SOFR - 1 day + 1.58%) to 4/22/2052		2,081,000	1,505,189
Morgan Stanley, 3.125%, 7/27/2026		1,950,000	1,829,060
Morgan Stanley, 1.593% to 5/04/2026, FLR (SOFR - 1 day + 0.879%) to 5/04/2027		1,525,000	1,343,497
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031		3,475,000	3,096,774
Morgan Stanley, 5.789% to 11/18/2032, FLR (SONIA + 2.252%) to 11/18/2033	GBP	418,000	512,475
Nationwide Building Society, 6.18% to 12/07/2026, FLR (SONIA + 2.213%) to 12/07/2027 (w)		240,000	290,119
NatWest Group PLC, 7.42% to 6/06/2028, FLR (GBP Swap Rate - 5yr. + 4.2%) to 6/06/2033 (w)		630,000	760,879
NatWest Markets PLC, 6.375%, 11/08/2027		392,000	485,665
Société Générale S.A., 4%, 11/16/2027	EUR	1,000,000	1,057,974
Standard Chartered PLC, 0.8% to 11/17/2028, FLR (EUR Swap Rate - 1yr. + 0.85%) to 11/17/2029		910,000	759,199
Toronto Dominion Bank, 4.108%, 6/08/2027		$2,190,000	2,114,756
Unicaja Banco S.A., 1%, 12/01/2026	EUR	700,000	640,832
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)		$1,350,000	1,187,921
UniCredit S.p.A., 5.85% to 11/15/2026, FLR (EURIBOR - 3mo. + 2.85%) to 11/15/2027	EUR	510,000	545,237
UniCredit S.p.A., 0.925% to 1/28/2027, FLR (EURIBOR - 3mo. + 0.85%) to 1/18/2028		2,250,000	2,027,026
Wells Fargo & Co., 3.526% to 3/24/2027, FLR (SOFR - 1 day + 1.51%) to 3/24/2028		$2,658,000	2,469,006
Wells Fargo & Co., 2.572% to 2/11/2030, FLR (LIBOR - 3mo. +1%) to 2/11/2031		1,828,000	1,529,469
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033		709,000	606,496
			$44,236,340
Medical & Health Technology & Services – 0.8%
Alcon, Inc., 2.6%, 5/27/2030 (n)		$2,129,000	$1,788,704
Becton, Dickinson and Co., 4.298%, 8/22/2032		428,000	407,492
HCA, Inc., 5.125%, 6/15/2039		1,542,000	1,374,433
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		1,500,000	932,828

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		$675,000	$652,659
Thermo Fisher Scientific Finance I B.V., 2%, 10/18/2051	EUR	920,000	680,589
Thermo Fisher Scientific, Inc., 1.75%, 10/15/2028		$1,863,000	1,593,552
			$7,430,257
Medical Equipment – 0.2%
Boston Scientific Corp., 2.65%, 6/01/2030		$2,680,000	$2,313,042
Metals & Mining – 0.9%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)		$451,000	$448,571
Anglo American Capital PLC, 4.75%, 9/21/2032	EUR	610,000	646,286
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)		$2,955,000	2,301,147
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)		1,200,000	1,143,025
Glencore Capital Finance DAC, 1.125%, 3/10/2028	EUR	1,370,000	1,228,801
Glencore Funding LLC, 2.85%, 4/27/2031 (n)		$788,000	648,942
Novelis Sheet Ingot GmbH, 3.375%, 4/15/2029	EUR	2,290,000	2,065,066
			$8,481,838
Midstream – 1.0%
DT Midstream, Inc., 4.125%, 6/15/2029 (n)		$3,370,000	$2,969,307
Enbridge, Inc., 5.375%, 9/27/2077	CAD	1,400,000	957,993
Energy Transfer LP, 5%, 5/15/2050		$1,483,000	1,222,214
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027		811,990	750,166
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029		1,820,000	1,586,049
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028		792,000	747,737
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030		1,093,000	1,032,751
Targa Resources Corp., 4.2%, 2/01/2033		118,000	103,189
Targa Resources Corp., 4.95%, 4/15/2052		716,000	581,985
			$9,951,391
Mortgage-Backed – 8.0%
Fannie Mae, 5%, 8/01/2040		$304,787	$308,795
Fannie Mae, 4%, 9/01/2040 - 11/01/2044		203,181	198,022
Fannie Mae, 4.5%, 2/01/2041 - 4/01/2044		1,430,876	1,432,769
Fannie Mae, 3.5%, 9/01/2045 - 12/01/2047		703,950	659,753
Fannie Mae, UMBS, 2%, 5/01/2037 - 5/01/2052		7,758,251	6,515,090
Fannie Mae, UMBS, 3.5%, 5/01/2049		167,260	156,676
Fannie Mae, UMBS, 2.5%, 3/01/2050 - 6/01/2052		14,785,227	12,667,535
Fannie Mae, UMBS, 3%, 12/01/2051 - 11/01/2052		7,813,942	6,921,710
Fannie Mae, UMBS, 4%, 6/01/2052 - 12/01/2052		3,949,999	3,737,281
Freddie Mac, 0.327%, 9/25/2026 (i)		62,189,000	483,557
Freddie Mac, 1.482%, 3/25/2027 (i)		1,517,000	76,031
Freddie Mac, 0.467%, 2/25/2028 (i)		46,151,000	692,408

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 0.251%, 4/25/2028 (i)	$46,683,000	$335,861
Freddie Mac, 0.253%, 5/25/2028 (i)	47,225,000	366,622
Freddie Mac, 1.917%, 4/25/2030 (i)	2,395,024	256,419
Freddie Mac, 1.985%, 4/25/2030 (i)	2,589,254	280,409
Freddie Mac, 1.768%, 5/25/2030 (i)	3,408,930	341,478
Freddie Mac, 1.907%, 5/25/2030 (i)	7,523,890	810,993
Freddie Mac, 1.436%, 6/25/2030 (i)	3,170,959	260,651
Freddie Mac, 1.704%, 8/25/2030 (i)	2,931,170	291,715
Freddie Mac, 1.263%, 9/25/2030 (i)	1,901,519	139,166
Freddie Mac, 1.172%, 11/25/2030 (i)	3,948,102	272,677
Freddie Mac, 0.422%, 1/25/2031 (i)	15,732,398	318,985
Freddie Mac, 0.613%, 3/25/2031 (i)	20,458,699	669,085
Freddie Mac, 1.039%, 7/25/2031 (i)	5,068,698	325,991
Freddie Mac, 0.632%, 9/25/2031 (i)	21,590,988	833,900
Freddie Mac, 0.664%, 12/25/2031 (i)	5,486,706	219,597
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042	654,812	657,181
Freddie Mac, 5%, 7/01/2041	312,668	320,254
Freddie Mac, 4%, 4/01/2044	33,748	33,000
Freddie Mac, UMBS, 3%, 6/01/2050 - 9/01/2052	2,996,128	2,655,503
Freddie Mac, UMBS, 2.5%, 8/01/2051 - 10/01/2052	4,965,679	4,254,886
Freddie Mac, UMBS, 2%, 1/01/2052 - 8/01/2052	4,479,461	3,692,911
Freddie Mac, UMBS, 5%, 8/01/2052	534,587	532,574
Freddie Mac, UMBS, 3.5%, 9/01/2052	3,575,224	3,274,127
Freddie Mac, UMBS, 4.5%, 10/01/2052	3,136,197	3,053,857
Ginnie Mae, 2.5%, 8/20/2051 - 5/20/2052	974,240	857,072
Ginnie Mae, 3%, 5/20/2052 - 10/20/2052	1,268,912	1,146,964
Ginnie Mae, 4.5%, 9/20/2052	2,066,186	2,024,826
Ginnie Mae, 5%, 9/20/2052 - 11/20/2052	1,823,876	1,823,353
Ginnie Mae, 3.5%, 10/20/2052 - 11/20/2052	2,197,185	2,040,431
Ginnie Mae, 4%, 10/20/2052 - 11/20/2052	1,098,707	1,049,260
Ginnie Mae, TBA, 5.5%, 12/15/2052	925,000	935,970
Ginnie Mae, TBA, 2%, 12/20/2052	675,000	574,383
UMBS, TBA, 5.5%, 12/25/2052	6,475,000	6,548,505
UMBS, TBA, 6%, 12/25/2052	1,450,000	1,482,503
		$76,530,736
Municipals – 1.2%
Iowa Student Loan Liquidity Corp. Rev., Taxable, “A”, 5.08%, 12/01/2039	$1,845,000	$1,703,764
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 4.949%, 7/01/2038	2,690,000	2,590,077
Massachusetts Educational Financing Authority, Education Loan Subordinate Rev., Taxable, “A”, 2.641%, 7/01/2037	1,060,000	962,870

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Municipals – continued
Massachusetts Housing Finance Agency, Single Family Housing Rev., Taxable, “226”, 5.562%, 12/01/2052 (w)		$1,855,000	$1,869,653
Michigan Finance Authority Hospital Rev., Taxable (Trinity Health Credit Group), 3.384%, 12/01/2040		1,040,000	826,257
Minnesota Housing Finance Agency, Residential Housing, Taxable, “G”, 4.337%, 1/01/2047		1,775,000	1,701,152
New Jersey Economic Development Authority State Pension Funding Rev., Taxable, “A”, NPFG, 7.425%, 2/15/2029		890,000	961,878
Oklahoma Development Finance Authority, Health System Rev., Taxable (OU Medicine Project), “C”, 5.45%, 8/15/2028		742,000	651,584
			$11,267,235
Natural Gas - Distribution – 0.1%
NiSource, Inc., 2.95%, 9/01/2029		$1,406,000	$1,232,724
Natural Gas - Pipeline – 0.2%
APT Pipelines Ltd., 0.75%, 3/15/2029	EUR	1,130,000	$961,868
APT Pipelines Ltd., 2.5%, 3/15/2036	GBP	910,000	734,567
			$1,696,435
Network & Telecom – 0.3%
AT&T, Inc., 3.5%, 9/15/2053		$335,000	$236,550
Verizon Communications, Inc., 2.1%, 3/22/2028		1,414,000	1,237,147
Verizon Communications, Inc., 2.355%, 3/15/2032		341,000	273,731
Verizon Communications, Inc., 3.875%, 3/01/2052		1,355,000	1,051,878
			$2,799,306
Oil Services – 0.1%
MV24 Capital B.V., 6.748%, 6/01/2034		$1,244,460	$1,103,298
Oils – 0.4%
Neste Oyj, 0.75%, 3/25/2028	EUR	1,400,000	$1,257,471
Parkland Corp., 4.625%, 5/01/2030 (n)		$3,080,000	2,582,580
			$3,840,051
Other Banks & Diversified Financials – 2.3%
AIB Group PLC, 5.75% to 2/16/2028, FLR (EUR Swap Rate - 1yr. + 2.85%) to 2/16/2029	EUR	650,000	$699,363
Arion Banki HF, 4.875%, 12/21/2024		1,650,000	1,659,279
Bank Hapoalim B.M., 3.255% to 1/21/2027, FLR (CMT - 5yr. + 2.155%) to 1/21/2032 (n)		$1,065,000	908,679
Belfius Bank S.A., 1.25% to 4/06/2029, FLR (EUR Swap Rate - 5yr. + 1.3%) to 4/06/2034	EUR	1,300,000	1,064,881
BPCE S.A., 2.277% to 1/20/2031, FLR (SOFR - 1 day + 1.312%) to 1/20/2032 (n)		$1,240,000	924,600

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – continued
CaixaBank S.A., 5.375% to 11/14/2029, FLR (EURIBOR - 3mo. + 2.4%) to 11/14/2030	EUR	600,000	$646,437
CaixaBank S.A., 6.25% to 2/23/2028, FLR (EUR Swap Rate - 1yr. + 3.55%) to 2/23/2033		300,000	317,322
Commercial Bank PSQC, 4.5% to 9/03/2026, FLR (CMT - 5yr. + 3.874%) to 9/03/2169		$2,500,000	2,228,250
Commerzbank AG, 4.625%, 3/21/2027	EUR	800,000	818,087
Deutsche Bank AG, 1.875% to 2/23/2027, FLR (EURIBOR - 3mo. + 1.38%) to 2/23/2028		700,000	639,139
Deutsche Bank AG, 3.25% to 5/24/2027, FLR (EURIBOR - 3mo. + 1.93%) to 5/24/2028		400,000	385,771
Deutsche Bank AG, 1.375% to 2/17/2031, FLR (EURIBOR - 3mo. + 1.5%) to 2/17/2032		800,000	611,224
Deutsche Bank AG, 4%, 6/24/2032		700,000	657,690
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$1,100,000	1,053,825
Groupe des Assurances du Credit Mutuel, 1.85% to 4/21/2032, FLR (EURIBOR - 3mo. + 2.65%) to 4/21/2042	EUR	1,800,000	1,391,923
Intesa Sanpaolo S.p.A., 2.625%, 3/11/2036	GBP	1,330,000	1,046,507
Macquarie Group Ltd., 4.08%, 5/31/2029		1,210,000	1,309,834
Shinhan Bank Co., Ltd., 4.375%, 4/13/2032 (n)		$1,850,000	1,645,354
United Overseas Bank Ltd., 2% to 10/14/2026, FLR (CMT - 5yr. + 1.23%) to 10/14/2031 (n)		1,000,000	873,722
Uzbek Industrial and Construction Bank, 5.75%, 12/02/2024		1,930,000	1,770,775
Virgin Money UK PLC, 5.125% to 12/11/2025, FLR (GBP Government Yield - 5yr. + 5.25%) to 12/11/2030	GBP	960,000	1,067,892
			$21,720,554
Pollution Control – 0.5%
GFL Environmental, Inc., 4%, 8/01/2028 (n)		$3,260,000	$2,796,770
Waste Connections, Inc., 4.2%, 1/15/2033		1,896,000	1,790,605
			$4,587,375
Printing & Publishing – 0.1%
Informa PLC, 3.125%, 7/05/2026	GBP	473,000	$517,824
Railroad & Shipping – 0.2%
Canadian Pacific Railway Co., 2.45%, 12/02/2031		$906,000	$755,042
Wabtec Transportation Netherlands B.V., 1.25%, 12/03/2027	EUR	817,000	736,329
			$1,491,371

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Real Estate - Office – 0.2%
Corporate Office Property LP, REIT, 2.25%, 3/15/2026		$841,000	$738,645
Corporate Office Property LP, REIT, 2%, 1/15/2029		382,000	295,636
Corporate Office Property LP, REIT, 2.75%, 4/15/2031		946,000	714,778
			$1,749,059
Real Estate - Other – 0.3%
EPR Properties, REIT, 3.6%, 11/15/2031		$694,000	$508,838
Lexington Realty Trust Co., 2.7%, 9/15/2030		880,000	704,161
SEGRO Capital S.à r.l., 0.5%, 9/22/2031	EUR	850,000	640,430
W.P. Carey, Inc., REIT, 2.4%, 2/01/2031		$1,717,000	1,365,233
			$3,218,662
Real Estate - Retail – 0.4%
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030		$947,000	$827,616
Hammerson Ireland Finance Designated Activity Co., 1.75%, 6/03/2027	EUR	776,000	635,584
Regency Centers Corp., 3.7%, 6/15/2030		$679,000	593,526
STORE Capital Corp., REIT, 2.75%, 11/18/2030		1,370,000	1,068,332
Unibail-Rodamco, REIT, 2.125% to 10/25/2023, FLR (EUR Swap Rate - 5yr. + 1.675%) to 10/25/2028, FLR (EUR Swap Rate - 5yr. + 1.925%) to, 10/25/2043 FLR (EUR Swap Rate - 5yr. + 2.675%) to 10/25/2070	EUR	1,000,000	895,020
			$4,020,078
Retailers – 0.2%
AutoZone, Inc., 4.75%, 8/01/2032		$450,000	$441,327
Bath & Body Works, Inc., 5.25%, 2/01/2028		1,330,000	1,224,001
Nordstrom, Inc., 4.25%, 8/01/2031		597,000	463,594
			$2,128,922
Specialty Chemicals – 0.3%
Covestro AG, 4.75%, 11/15/2028	EUR	300,000	$316,409
CTEC II GmbH, 5.25%, 2/15/2030 (n)		1,669,000	1,449,762
International Flavors & Fragrances, Inc., 1.832%, 10/15/2027 (n)		$917,000	766,359
			$2,532,530
Specialty Stores – 0.3%
DICK'S Sporting Goods, 3.15%, 1/15/2032		$1,054,000	$838,871
Michael Cos., Inc., 7.875%, 5/01/2029 (n)		2,840,000	1,679,150
			$2,518,021

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Supermarkets – 0.3%
Auchan Holding S.A., 3.25%, 7/23/2027	EUR	800,000	$782,776
Iceland Bondco PLC, 4.625%, 3/15/2025	GBP	1,795,000	1,790,233
			$2,573,009
Supranational – 0.8%
European Financial Stability Facility, 3.375%, 4/03/2037	EUR	1,345,000	$1,491,466
European Stability Mechanism, 0.01%, 10/15/2031		5,300,000	4,397,694
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	590,000	404,664
West African Development Bank, 4.7%, 10/22/2031		$1,576,000	1,293,108
			$7,586,932
Telecommunications - Wireless – 0.9%
America Movil S.A.B. de C.V., 4.7%, 7/21/2032		$658,000	$635,786
American Tower Corp., REIT, 2.75%, 1/15/2027		680,000	615,507
Cellnex Finance Co. S.A., 2%, 2/15/2033	EUR	3,900,000	3,103,656
Crown Castle, Inc., REIT, 3.7%, 6/15/2026		$2,033,000	1,936,418
Millicom International Cellular S.A., 5.125%, 1/15/2028		720,000	651,089
Rogers Communications, Inc., 3.8%, 3/15/2032 (n)		821,000	726,824
Rogers Communications, Inc., 3.7%, 11/15/2049		532,000	376,446
T-Mobile USA, Inc., 3.875%, 4/15/2030		582,000	534,529
			$8,580,255
Telephone Services – 0.1%
TELUS Corp., 2.85%, 11/13/2031	CAD	1,475,000	$936,647
Tobacco – 0.2%
B.A.T. Capital Corp., 2.125%, 8/15/2025	GBP	1,140,000	$1,254,303
Philip Morris International, Inc., 5.125%, 11/17/2027		$466,000	466,985
			$1,721,288
Transportation - Services – 0.5%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		$210,000	$228,429
Holding d'Infrastructures de Transport, 1.475%, 1/18/2031	EUR	1,400,000	1,166,539
Q-Park Holding I B.V., 2%, 3/01/2027		3,400,000	2,978,145
Triton International Ltd., 3.15%, 6/15/2031 (n)		$1,009,000	795,770
			$5,168,883
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 2.22%, 3/01/2033		$242,749	$221,017
U.S. Treasury Obligations – 4.7%
U.S. Treasury Bill, 0%, 8/10/2023		$5,380,000	$5,214,446
U.S. Treasury Bonds, 1.125%, 8/15/2040 (f)		48,927,000	31,074,379
U.S. Treasury Bonds, 2.25%, 8/15/2049		1,272,000	924,138

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Bonds, 2.375%, 11/15/2049 (f)		$10,257,000	$7,666,306
			$44,879,269
Utilities - Electric Power – 2.5%
Adani Transmission Ltd., 4.25%, 5/21/2036		$1,098,500	$808,361
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)		1,316,000	1,074,655
Bruce Power LP, 2.68%, 12/21/2028	CAD	1,650,000	1,104,616
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)		$3,480,000	2,948,221
ContourGlobal Power Holdings S.A., 2.75%, 1/01/2026	EUR	2,300,000	2,094,208
ContourGlobal Power Holdings S.A., 3.125%, 1/01/2028		679,000	572,476
Duke Energy Corp., 2.55%, 6/15/2031		$1,238,000	1,018,213
Enel Finance International N.V., 3.5%, 4/06/2028 (n)		505,000	444,718
Enel S.p.A., 2.25% to 3/10/2027, FLR (EUR Swap Rate - 5yr. + 2.679%) to 3/10/2032, FLR (EUR Swap Rate - 5yr. + 2.929%) to 3/10/2047, FLR (EUR Swap Rate - 5yr. + 3.679%) to 3/10/2070	EUR	1,780,000	1,591,448
Enel S.p.A., 1.875%, 3/08/2170		1,395,000	1,039,820
Energuate Trust, 5.875%, 5/03/2027		$1,100,000	1,002,815
ENGIE Energía Chile S.A., 4.5%, 1/29/2025 (n)		620,000	593,650
ENGIE Energía Chile S.A., 4.5%, 1/29/2025		858,000	821,535
Evergy, Inc., 2.9%, 9/15/2029		1,575,000	1,359,611
Investment Energy Resources Ltd., 6.25%, 4/26/2029 (n)		820,000	745,688
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)		626,000	509,067
Listrindo Capital B.V., 4.95%, 9/14/2026		1,396,000	1,286,463
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029		1,450,000	1,232,500
National Grid Electricity Transmission PLC, 2%, 4/17/2040	GBP	1,000,000	766,517
Southern California Edison Co., 3.65%, 2/01/2050		$1,010,000	753,626
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033		810,800	759,508
Virginia Electric & Power Co., 3.5%, 3/15/2027		558,000	530,566
WEC Energy Group, Inc., 1.8%, 10/15/2030		1,145,000	904,127
Xcel Energy, Inc., 4.6%, 6/01/2032		422,000	405,654
			$24,368,063
Total Bonds (Identified Cost, $1,042,445,598)			$931,653,782
Investment Companies (h) – 4.4%
Money Market Funds – 4.4%
MFS Institutional Money Market Portfolio, 3.67% (v) (Identified Cost, $41,764,398)		41,764,910	$41,764,910

Portfolio of Investments – continued
Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts	Value ($)
Purchased Options – 0.0%
Market Index Securities – 0.0%
iTraxx Europe Crossover Series 38 Index Credit Default Swap-Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent – February 2023 @ EUR 90 (Premiums Paid, $167,215)	Call	Merrill Lynch International	$ 116,862,408	EUR 110,380,000	$331,624

Other Assets, Less Liabilities – (1.6)%	(14,986,482)
Net Assets – 100.0%	$958,763,834

(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $41,764,910 and $931,985,406, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $173,744,048, representing 18.1% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.

Portfolio of Investments – continued
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar
UYU	Uruguayan Peso
Derivative Contracts at 11/30/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	7,519,027	USD	4,927,106	Goldman Sachs International	1/20/2023	$187,533
AUD	15,177,500	USD	9,849,172	Merrill Lynch International	1/20/2023	474,959
AUD	10,430,693	USD	6,560,024	State Street Bank Corp.	1/20/2023	535,204
BRL	26,535,407	USD	4,907,240	JPMorgan Chase Bank N.A.	2/02/2023	144,247
CAD	15,226,533	USD	11,067,097	Brown Brothers Harriman	1/20/2023	261,606
CAD	3,096,363	USD	2,300,510	JPMorgan Chase Bank N.A.	1/20/2023	3,217
CNH	48,487,000	USD	6,762,483	Citibank N.A.	1/20/2023	146,814
CZK	29,536,177	USD	1,178,267	Deutsche Bank AG	1/20/2023	81,096
CZK	124,950,383	USD	5,111,737	Goldman Sachs International	1/20/2023	215,896
CZK	222,672,473	USD	9,440,664	JPMorgan Chase Bank N.A.	1/20/2023	53,642
EUR	1,573,076	USD	1,632,594	Brown Brothers Harriman	1/20/2023	11,145
EUR	12,368,973	USD	12,555,088	Deutsche Bank AG	1/20/2023	369,498
EUR	10,414,824	USD	10,645,198	HSBC Bank	1/20/2023	237,460
EUR	4,719,195	USD	4,621,938	HSBC Bank	1/30/2023	312,645
EUR	1,027,735	USD	1,020,307	JPMorgan Chase Bank N.A.	1/20/2023	53,594
EUR	69,922	USD	72,548	Merrill Lynch International	1/20/2023	514
EUR	224,444	USD	232,049	Morgan Stanley Capital Services, Inc.	1/20/2023	2,476

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
EUR	4,416,853	USD	4,599,879	Natwest Markets PLC	1/20/2023	$15,379
EUR	17,383,977	USD	17,769,400	State Street Bank Corp.	1/20/2023	395,464
EUR	4,362,686	USD	4,428,257	UBS AG	1/20/2023	130,401
GBP	13,852,190	USD	15,755,251	Goldman Sachs International	1/20/2023	969,287
GBP	4,713,089	USD	5,538,675	HSBC Bank	1/20/2023	151,705
GBP	1,237,069	USD	1,396,745	Morgan Stanley Capital Services, Inc.	1/20/2023	96,839
GBP	1,193,894	USD	1,343,798	NatWest Markets PLC	1/20/2023	97,658
GBP	3,051,583	USD	3,612,856	State Street Bank Corp.	1/20/2023	71,494
GBP	1,039,182	USD	1,194,540	UBS AG	1/20/2023	60,123
JPY	174,506,529	USD	1,203,213	Citibank N.A.	1/20/2023	69,127
JPY	390,978,412	USD	2,652,442	HSBC Bank	1/20/2023	198,212
JPY	1,367,783,999	USD	9,731,640	JPMorgan Chase Bank N.A.	1/20/2023	240,978
KRW	7,022,179,146	USD	5,147,772	Citibank N.A.	1/13/2023	181,549
MXN	26,201,149	USD	1,271,318	JPMorgan Chase Bank N.A.	3/15/2023	61,975
NOK	3,448,000	USD	325,742	Brown Brothers Harriman	1/20/2023	25,025
NZD	42,030,177	USD	23,838,739	BNP Paribas S.A.	1/20/2023	2,665,714
NZD	8,314,020	USD	4,975,392	Brown Brothers Harriman	1/20/2023	267,473
NZD	3,884,280	USD	2,410,285	Citibank N.A.	1/20/2023	39,163
NZD	3,959,464	USD	2,281,109	Goldman Sachs International	1/20/2023	215,750
NZD	17,075,357	USD	9,941,650	HSBC Bank	1/20/2023	826,161
NZD	21,324,960	USD	12,321,604	Natwest Markets PLC	1/20/2023	1,126,028
NZD	45,371,683	USD	25,803,103	State Street Bank Corp.	1/20/2023	2,808,521
SEK	2,098,000	USD	188,305	Deutsche Bank AG	1/20/2023	12,204
SGD	788,748	USD	554,930	Brown Brothers Harriman	1/20/2023	24,907
SGD	1,291,594	USD	915,252	JPMorgan Chase Bank N.A.	1/30/2023	34,348
SGD	40,629,476	USD	28,535,138	State Street Bank Corp.	1/20/2023	1,333,039
TOF	505,970,132	USD	14,321,553	Barclays Bank PLC	2/21/2023	230,163
USD	157,037	CAD	208,822	Morgan Stanley Capital Services, Inc.	1/20/2023	1,672
USD	1,609,338	CAD	2,149,105	State Street Bank Corp.	1/20/2023	10,381
USD	469,708	EUR	448,454	Deutsche Bank AG	1/20/2023	1,109
USD	313,653	EUR	299,583	HSBC Bank	1/20/2023	612
USD	1,704,380	KRW	2,245,180,000	Barclays Bank PLC	1/13/2023	453
USD	5,168,548	TWD	157,330,595	Merrill Lynch International	3/01/2023	33,842
						$15,488,302
Liability Derivatives
CAD	3,020,788	USD	2,256,733	State Street Bank Corp.	1/20/2023	$(9,235)
CNH	56,212,078	USD	8,013,259	JPMorgan Chase Bank N.A.	1/20/2023	(3,156)
EUR	425,306	USD	444,562	Brown Brothers Harriman	1/20/2023	(151)
KRW	12,370,243,165	USD	9,407,029	Citibank N.A.	1/13/2023	(18,917)
USD	9,488,715	AUD	14,209,428	Citibank N.A.	1/20/2023	(176,908)
USD	1,475,899	AUD	2,297,974	HSBC Bank	1/20/2023	(87,242)
USD	34,968,899	AUD	55,684,601	State Street Bank Corp.	1/20/2023	(2,909,217)
USD	4,909,802	BRL	26,773,153	Citibank N.A.	2/02/2023	(186,943)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	544,800	CAD	746,356	Deutsche Bank AG	1/20/2023	$(10,497)
USD	3,604,256	CAD	4,924,643	HSBC Bank	1/20/2023	(59,731)
USD	28,084,708	CAD	38,715,173	JPMorgan Chase Bank N.A.	1/20/2023	(719,796)
USD	11,073	CLP	10,587,812	Goldman Sachs International	3/06/2023	(639)
USD	725,284	CNH	5,285,219	Brown Brothers Harriman	1/20/2023	(27,849)
USD	61,759,962	CNH	442,318,668	JPMorgan Chase Bank N.A.	1/20/2023	(1,269,523)
USD	15,035,302	CZK	377,536,435	Deutsche Bank AG	1/20/2023	(1,062,092)
USD	6,434,509	EUR	6,203,777	Barclays Bank PLC	1/20/2023	(47,941)
USD	1,353,073	EUR	1,333,659	Brown Brothers Harriman	1/20/2023	(40,494)
USD	574,970	EUR	550,733	Citibank N.A.	1/20/2023	(501)
USD	1,507,432	EUR	1,504,575	Deutsche Bank AG	1/20/2023	(64,728)
USD	10,863,881	EUR	10,841,499	HSBC Bank	1/20/2023	(464,617)
USD	5,339,659	EUR	5,191,900	JPMorgan Chase Bank N.A.	1/20/2023	(85,460)
USD	202,223,748	EUR	205,331,439	Morgan Stanley Capital Services, Inc.	1/20/2023	(12,331,161)
USD	37,601,363	EUR	38,052,336	State Street Bank Corp.	1/20/2023	(2,160,277)
USD	4,473,541	EUR	4,518,702	UBS AG	1/20/2023	(248,140)
USD	407,591	GBP	339,604	Brown Brothers Harriman	1/20/2023	(2,433)
USD	211,880	GBP	178,818	Deutsche Bank AG	1/20/2023	(4,018)
USD	228,477	GBP	204,329	Deutsche Bank AG	1/30/2023	(18,284)
USD	22,758,191	GBP	19,927,321	HSBC Bank	1/20/2023	(1,301,201)
USD	1,828,347	GBP	1,616,807	JPMorgan Chase Bank N.A.	1/20/2023	(123,717)
USD	4,883,269	GBP	4,206,352	Morgan Stanley Capital Services, Inc.	1/20/2023	(195,300)
USD	912,202	GBP	814,262	Natwest Markets PLC	1/20/2023	(70,904)
USD	70,991,951	GBP	63,044,612	State Street Bank Corp.	1/20/2023	(5,125,398)
USD	4,597,447	GBP	4,004,826	State Street Bank Corp.	1/30/2023	(239,038)
USD	1,322,387	GBP	1,143,529	UBS AG	1/20/2023	(58,261)
USD	4,828,454	JPY	695,831,521	Citibank N.A.	1/20/2023	(244,907)
USD	642,735	JPY	93,858,566	Deutsche Bank AG	1/20/2023	(41,595)
USD	38,669,421	JPY	5,699,996,797	HSBC Bank	1/20/2023	(2,889,694)
USD	555,872	JPY	81,472,584	NatWest Markets PLC	1/20/2023	(38,151)
USD	2,368,990	KRW	3,367,520,000	Barclays Bank PLC	1/13/2023	(186,711)
USD	840,375	KRW	1,131,144,755	Citibank N.A.	1/13/2023	(18,081)
USD	34,419,769	KRW	49,019,602,669	Citibank N.A.	2/02/2023	(2,811,354)
USD	25,095,336	KRW	35,627,095,281	Merrill Lynch International	1/25/2023	(1,955,356)
USD	1,572,854	KRW	2,236,283,525	Merrill Lynch International	2/02/2023	(125,637)
USD	2,030,213	MXN	41,526,152	Goldman Sachs International	1/20/2023	(103,074)
USD	2,524,434	NOK	26,733,344	Citibank N.A.	1/20/2023	(195,166)
USD	57,978,888	NZD	102,077,303	HSBC Bank	1/20/2023	(6,391,601)
USD	4,684,230	NZD	8,122,319	State Street Bank Corp.	1/20/2023	(437,748)
USD	390,265	NZD	670,353	UBS AG	1/20/2023	(32,463)
USD	168,824	SEK	1,880,949	Deutsche Bank AG	1/20/2023	(10,941)
USD	9,605,089	SGD	13,208,390	Brown Brothers Harriman	1/20/2023	(104,870)
USD	2,833,916	SGD	3,879,842	State Street Bank Corp.	1/20/2023	(18,294)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	8,675,203	TWD	271,707,347	Barclays Bank PLC	1/13/2023	$(150,809)
USD	9,762,770	TWD	312,389,100	Merrill Lynch International	2/03/2023	(405,460)
						$(45,285,681)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Canadian Treasury Bond 10 yr	Long	CAD	704	$65,807,501	March – 2023	$411,336
Euro-Bobl 5 yr	Short	EUR	539	67,322,835	December – 2022	1,171,571
Euro-Bund 10 yr	Long	EUR	203	29,759,745	December – 2022	693,721
Euro-Schatz 2 yr	Short	EUR	762	84,669,835	December – 2022	443,390
Long Gilt 10 yr	Long	GBP	101	12,780,459	March – 2023	21,346
U.S. Treasury Note 2 yr	Long	USD	167	34,295,016	March – 2023	71,693
U.S. Treasury Ultra Bond	Long	USD	55	7,495,469	March – 2023	32,886
						$2,845,943
Liability Derivatives
Interest Rate Futures
Australian Bond 10 yr	Short	AUD	110	$9,008,745	December – 2022	$(49,114)
Canadian Treasury Bond 5 yr	Short	CAD	108	9,027,633	March – 2023	(32,375)
Euro-BTP 10 yr	Short	EUR	346	42,953,679	December – 2022	(783,622)
Euro-Buxl 30 yr	Long	EUR	76	12,519,251	December – 2022	(47,209)
U.S. Treasury Bond	Short	USD	40	5,080,000	March – 2023	(21,085)
U.S. Treasury Note 10 yr	Short	USD	56	6,356,000	March – 2023	(24,747)
U.S. Treasury Note 5 yr	Short	USD	246	26,708,297	March – 2023	(133,276)
U.S. Treasury Ultra Note 10 yr	Short	USD	103	12,324,594	March – 2023	(5,999)
						$(1,097,427)

Portfolio of Investments – continued
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives
Credit Default Swaps
12/20/27	EUR	57,140,000	centrally cleared	(1)	1.00%/Quarterly	$(145,992)	$(210,350)	$(356,343)

Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Credit Default Swaps
12/20/27	EUR	990,000	Barclays Bank PLC	1.00%/Quarterly	(2)	$27,026	$(24,078)	$2,949
Liability Derivatives
Credit Default Swaps
12/20/31	EUR	1,160,000	Barclays Bank PLC	1.00%/Quarterly	(3)	$(26,016)	$11,567	$(14,449)
(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by a reference obligation specified in the iTraxx Europe Crossover Series 38 Index.
(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by Airbus SE, 2.375%, 4/02/24, an A rated bond. The fund entered into the contract to gain issuer exposure.
(3)	Fund, as protection seller, to pay notional amount upon a defined credit event by Mercedes-Benz Group AG, 1.4%, 1/12/24, an A- rated bond. The fund entered into the contract to gain issuer exposure.

Portfolio of Investments – continued
The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default swap index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default swap index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.
At November 30, 2022, the fund had cash collateral of $16,846,000 and other liquid securities with an aggregate value of $7,911,900 to cover any collateral or margin obligations for and certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 11/30/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $1,042,612,813)	$931,985,406
Investments in affiliated issuers, at value (identified cost, $41,764,398)	41,764,910
Cash	66,936
Restricted cash for
Forward foreign currency exchange contracts	16,846,000
Receivables for
Net daily variation margin on open cleared swap agreements	6,448
Forward foreign currency exchange contracts	15,488,302
Net daily variation margin on open futures contracts	31,046
Investments sold	20,365,130
TBA sale commitments	933,816
Fund shares sold	101,202
Interest and dividends	8,941,939
Uncleared swaps, at value (net of unamortized premiums received, $24,078)	2,949
Other assets	397
Total assets	$1,036,534,481
Liabilities
Payable to custodian	$15,610
Payables for
Distributions	461
Forward foreign currency exchange contracts	45,285,681
Investments purchased	17,936,181
TBA purchase commitments	10,236,174
Fund shares reacquired	209,545
When-issued investments purchased	3,936,185
Uncleared swaps, at value (net of unamortized premiums paid, $11,567)	14,449
Payable to affiliates
Investment adviser	28,134
Administrative services fee	831
Shareholder servicing costs	17,049
Distribution and service fees	299
Payable for independent Trustees' compensation	11
Accrued expenses and other liabilities	90,037
Total liabilities	$77,770,647
Net assets	$958,763,834

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$1,099,171,053
Total distributable earnings (loss)	(140,407,219)
Net assets	$958,763,834
Shares of beneficial interest outstanding	121,171,186

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$15,419,075	1,937,756	$7.96
Class B	165,040	20,850	7.92
Class C	419,957	53,041	7.92
Class I	9,541,430	1,204,759	7.92
Class R1	578,615	73,120	7.91
Class R2	655,636	82,862	7.91
Class R3	435,321	54,992	7.92
Class R4	181,272	22,890	7.92
Class R6	931,367,488	117,720,916	7.91

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.31 [100 / 95.75 x $7.96]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 11/30/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$33,343,951
Dividends from affiliated issuers	757,729
Other	22,287
Foreign taxes withheld	(40,818)
Total investment income	$34,083,149
Expenses
Management fee	$5,838,105
Distribution and service fees	64,280
Shareholder servicing costs	66,781
Administrative services fee	174,346
Independent Trustees' compensation	17,963
Custodian fee	190,736
Shareholder communications	38,448
Audit and tax fees	88,860
Legal fees	5,227
Miscellaneous	197,363
Total expenses	$6,682,109
Fees paid indirectly	(119,258)
Reduction of expenses by investment adviser	(150,541)
Net expenses	$6,412,310
Net investment income (loss)	$27,670,839

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $247 country tax)	$(140,173,304)
Affiliated issuers	2,110
Written options	967,203
Futures contracts	19,602,263
Swap agreements	(4,251,713)
Forward foreign currency exchange contracts	112,361,313
Foreign currency	(1,972,758)
Net realized gain (loss)	$(13,464,886)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(91,305,818)
Affiliated issuers	465
Futures contracts	3,497,627
Swap agreements	(135,653)
Forward foreign currency exchange contracts	(49,020,608)
Translation of assets and liabilities in foreign currencies	117,936
Net unrealized gain (loss)	$(136,846,051)
Net realized and unrealized gain (loss)	$(150,310,937)
Change in net assets from operations	$(122,640,098)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	11/30/22	11/30/21
Change in net assets
From operations
Net investment income (loss)	$27,670,839	$17,121,587
Net realized gain (loss)	(13,464,886)	16,541,802
Net unrealized gain (loss)	(136,846,051)	(45,947,965)
Change in net assets from operations	$(122,640,098)	$(12,284,576)
Distributions to shareholders	$(53,126,048)	$(33,101,269)
Tax return of capital distributions to shareholders	$(8,616,179)	$—
Change in net assets from fund share transactions	$(49,743,385)	$475,958,309
Total change in net assets	$(234,125,710)	$430,572,464
Net assets
At beginning of period	1,192,889,544	762,317,080
At end of period	$958,763,834	$1,192,889,544
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$9.33	$9.82	$9.11	$8.44	$8.97
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.13	$0.10	$0.16	$0.15
Net realized and unrealized gain (loss)	(1.10)	(0.28)	0.75	0.67	(0.52)
Total from investment operations	$(0.92)	$(0.15)	$0.85	$0.83	$(0.37)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.18)	$(0.13)	$(0.16)	$(0.16)
From net realized gain	(0.26)	(0.16)	(0.01)	—	—
From tax return of capital	(0.03)	—	—	—	—
Total distributions declared to shareholders	$(0.45)	$(0.34)	$(0.14)	$(0.16)	$(0.16)
Net asset value, end of period (x)	$7.96	$9.33	$9.82	$9.11	$8.44
Total return (%) (r)(s)(t)(x)	(10.28)	(1.64)	9.55	9.91	(4.16)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	1.05	1.10	1.13	1.13
Expenses after expense reductions (f)	0.94	0.99	1.04	1.05	1.05
Net investment income (loss)	2.23	1.40	1.13	1.78	1.72
Portfolio turnover	150	216	210	126	108
Net assets at end of period (000 omitted)	$15,419	$21,218	$19,934	$16,487	$14,062
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$9.28	$9.77	$9.06	$8.40	$8.92
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.06	$0.04	$0.09	$0.08
Net realized and unrealized gain (loss)	(1.09)	(0.29)	0.74	0.67	(0.51)
Total from investment operations	$(0.97)	$(0.23)	$0.78	$0.76	$(0.43)
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.10)	$(0.06)	$(0.10)	$(0.09)
From net realized gain	(0.26)	(0.16)	(0.01)	—	—
From tax return of capital	(0.02)	—	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.26)	$(0.07)	$(0.10)	$(0.09)
Net asset value, end of period (x)	$7.92	$9.28	$9.77	$9.06	$8.40
Total return (%) (r)(s)(t)(x)	(10.92)	(2.40)	8.78	9.01	(4.80)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.80	1.86	1.88	1.89
Expenses after expense reductions (f)	1.69	1.75	1.79	1.80	1.80
Net investment income (loss)	1.47	0.64	0.42	1.04	0.97
Portfolio turnover	150	216	210	126	108
Net assets at end of period (000 omitted)	$165	$268	$373	$605	$712
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$9.28	$9.77	$9.06	$8.40	$8.92
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.06	$0.04	$0.09	$0.09
Net realized and unrealized gain (loss)	(1.09)	(0.29)	0.74	0.67	(0.52)
Total from investment operations	$(0.97)	$(0.23)	$0.78	$0.76	$(0.43)
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.10)	$(0.06)	$(0.10)	$(0.09)
From net realized gain	(0.26)	(0.16)	(0.01)	—	—
From tax return of capital	(0.02)	—	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.26)	$(0.07)	$(0.10)	$(0.09)
Net asset value, end of period (x)	$7.92	$9.28	$9.77	$9.06	$8.40
Total return (%) (r)(s)(t)(x)	(10.92)	(2.40)	8.78	9.01	(4.80)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.80	1.86	1.88	1.88
Expenses after expense reductions (f)	1.69	1.75	1.79	1.80	1.80
Net investment income (loss)	1.47	0.63	0.44	1.04	0.97
Portfolio turnover	150	216	210	126	108
Net assets at end of period (000 omitted)	$420	$812	$1,353	$2,229	$2,332
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$9.29	$9.78	$9.07	$8.41	$8.93
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.16	$0.12	$0.18	$0.17
Net realized and unrealized gain (loss)	(1.11)	(0.29)	0.76	0.66	(0.51)
Total from investment operations	$(0.90)	$(0.13)	$0.88	$0.84	$(0.34)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.20)	$(0.16)	$(0.18)	$(0.18)
From net realized gain	(0.26)	(0.16)	(0.01)	—	—
From tax return of capital	(0.03)	—	—	—	—
Total distributions declared to shareholders	$(0.47)	$(0.36)	$(0.17)	$(0.18)	$(0.18)
Net asset value, end of period (x)	$7.92	$9.29	$9.78	$9.07	$8.41
Total return (%) (r)(s)(t)(x)	(10.11)	(1.40)	9.86	10.09	(3.83)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.80	0.85	0.88	0.89
Expenses after expense reductions (f)	0.68	0.74	0.79	0.80	0.80
Net investment income (loss)	2.48	1.64	1.30	2.05	1.98
Portfolio turnover	150	216	210	126	108
Net assets at end of period (000 omitted)	$9,541	$12,395	$9,731	$862	$1,160
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$9.28	$9.77	$9.07	$8.40	$8.93
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.06	$0.03	$0.09	$0.09
Net realized and unrealized gain (loss)	(1.10)	(0.29)	0.75	0.68	(0.53)
Total from investment operations	$(0.98)	$(0.23)	$0.78	$0.77	$(0.44)
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.10)	$(0.07)	$(0.10)	$(0.09)
From net realized gain	(0.26)	(0.16)	(0.01)	—	—
From tax return of capital	(0.02)	—	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.26)	$(0.08)	$(0.10)	$(0.09)
Net asset value, end of period (x)	$7.91	$9.28	$9.77	$9.07	$8.40
Total return (%) (r)(s)(t)(x)	(11.03)	(2.40)	8.66	9.13	(4.90)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.80	1.85	1.88	1.88
Expenses after expense reductions (f)	1.69	1.74	1.79	1.80	1.80
Net investment income (loss)	1.51	0.65	0.33	1.03	0.99
Portfolio turnover	150	216	210	126	108
Net assets at end of period (000 omitted)	$579	$615	$494	$243	$214
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$9.28	$9.77	$9.06	$8.39	$8.92
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.11	$0.07	$0.14	$0.13
Net realized and unrealized gain (loss)	(1.10)	(0.29)	0.76	0.67	(0.52)
Total from investment operations	$(0.94)	$(0.18)	$0.83	$0.81	$(0.39)
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.15)	$(0.11)	$(0.14)	$(0.14)
From net realized gain	(0.26)	(0.16)	(0.01)	—	—
From tax return of capital	(0.02)	—	—	—	—
Total distributions declared to shareholders	$(0.43)	$(0.31)	$(0.12)	$(0.14)	$(0.14)
Net asset value, end of period (x)	$7.91	$9.28	$9.77	$9.06	$8.39
Total return (%) (r)(s)(t)(x)	(10.58)	(1.91)	9.32	9.68	(4.43)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.30	1.35	1.38	1.39
Expenses after expense reductions (f)	1.19	1.24	1.29	1.30	1.30
Net investment income (loss)	2.00	1.16	0.79	1.53	1.47
Portfolio turnover	150	216	210	126	108
Net assets at end of period (000 omitted)	$656	$822	$621	$240	$208
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$9.28	$9.77	$9.07	$8.40	$8.93
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.13	$0.10	$0.16	$0.15
Net realized and unrealized gain (loss)	(1.10)	(0.28)	0.75	0.67	(0.52)
Total from investment operations	$(0.91)	$(0.15)	$0.85	$0.83	$(0.37)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.18)	$(0.14)	$(0.16)	$(0.16)
From net realized gain	(0.26)	(0.16)	(0.01)	—	—
From tax return of capital	(0.03)	—	—	—	—
Total distributions declared to shareholders	$(0.45)	$(0.34)	$(0.15)	$(0.16)	$(0.16)
Net asset value, end of period (x)	$7.92	$9.28	$9.77	$9.07	$8.40
Total return (%) (r)(s)(t)(x)	(10.24)	(1.66)	9.47	9.94	(4.18)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	1.05	1.10	1.13	1.14
Expenses after expense reductions (f)	0.94	1.00	1.04	1.05	1.05
Net investment income (loss)	2.25	1.39	1.02	1.80	1.73
Portfolio turnover	150	216	210	126	108
Net assets at end of period (000 omitted)	$435	$566	$510	$60	$71
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$9.29	$9.77	$9.07	$8.40	$8.93
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.15	$0.12	$0.18	$0.17
Net realized and unrealized gain (loss)	(1.11)	(0.27)	0.75	0.67	(0.52)
Total from investment operations	$(0.90)	$(0.12)	$0.87	$0.85	$(0.35)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.20)	$(0.16)	$(0.18)	$(0.18)
From net realized gain	(0.26)	(0.16)	(0.01)	—	—
From tax return of capital	(0.03)	—	—	—	—
Total distributions declared to shareholders	$(0.47)	$(0.36)	$(0.17)	$(0.18)	$(0.18)
Net asset value, end of period (x)	$7.92	$9.29	$9.77	$9.07	$8.40
Total return (%) (r)(s)(t)(x)	(10.11)	(1.30)	9.74	10.22	(3.95)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.81	0.84	0.88	0.88
Expenses after expense reductions (f)	0.69	0.76	0.79	0.80	0.80
Net investment income (loss)	2.51	1.61	1.33	2.03	1.96
Portfolio turnover	150	216	210	126	108
Net assets at end of period (000 omitted)	$181	$213	$557	$77	$53
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$9.28	$9.76	$9.06	$8.39	$8.92
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.17	$0.13	$0.19	$0.18
Net realized and unrealized gain (loss)	(1.10)	(0.28)	0.75	0.67	(0.52)
Total from investment operations	$(0.89)	$(0.11)	$0.88	$0.86	$(0.34)
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.21)	$(0.17)	$(0.19)	$(0.19)
From net realized gain	(0.26)	(0.16)	(0.01)	—	—
From tax return of capital	(0.03)	—	—	—	—
Total distributions declared to shareholders	$(0.48)	$(0.37)	$(0.18)	$(0.19)	$(0.19)
Net asset value, end of period (x)	$7.91	$9.28	$9.76	$9.06	$8.39
Total return (%) (r)(s)(t)(x)	(10.05)	(1.22)	9.84	10.33	(3.84)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61	0.70	0.77	0.78	0.78
Expenses after expense reductions (f)	0.60	0.65	0.71	0.70	0.69
Net investment income (loss)	2.58	1.75	1.46	2.13	2.07
Portfolio turnover	150	216	210	126	108
Net assets at end of period (000 omitted)	$931,367	$1,155,980	$728,743	$630,673	$601,381

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Global Opportunistic Bond Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the global bond market, as a whole, as measured by an index determined by MFS to be an appropriate measure of the global bond market. At November 30, 2022, the fund did not have more than 25% of its assets invested in any one industry.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements  - continued
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume

Notes to Financial Statements  - continued
prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of November 30, 2022 in valuing the fund's assets and liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$45,100,286	$—	$45,100,286
Non - U.S. Sovereign Debt	—	387,954,485	—	387,954,485
Municipal Bonds	—	11,267,235	—	11,267,235
U.S. Corporate Bonds	—	152,061,713	—	152,061,713
Residential Mortgage-Backed Securities	—	76,530,736	—	76,530,736
Commercial Mortgage-Backed Securities	—	32,397,380	—	32,397,380
Asset-Backed Securities (including CDOs)	—	44,790,990	—	44,790,990
Foreign Bonds	—	181,882,581	—	181,882,581
Mutual Funds	41,764,910	—	—	41,764,910
Total	$41,764,910	$931,985,406	$—	$973,750,316
Other Financial Instruments
Futures Contracts – Assets	$2,845,943	$—	$—	$2,845,943
Futures Contracts – Liabilities	(1,097,427)	—	—	(1,097,427)
Forward Foreign Currency Exchange Contracts – Assets	—	15,488,302	—	15,488,302
Forward Foreign Currency Exchange Contracts – Liabilities	—	(45,285,681)	—	(45,285,681)
Swap Agreements – Assets	—	2,949	—	2,949
Swap Agreements – Liabilities	—	(370,792)	—	(370,792)
For further information regarding security characteristics, see the Portfolio of Investments.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements  - continued
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Credit	Purchased Option Contracts	$331,624	$—
Interest Rate	Futures Contracts	2,845,943	(1,097,427)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	15,488,302	(45,285,681)
Credit	Cleared Swap Agreements	—	(356,343)
Credit	Uncleared Swap Agreements	2,949	(14,449)
Total		$18,668,818	$(46,753,900)
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$19,602,263	$—	$—	$—	$—
Foreign Exchange	—	—	112,361,313	—	—
Credit	—	(4,251,713)	—	1,827,794	967,203
Total	$19,602,263	$(4,251,713)	$112,361,313	$1,827,794	$967,203

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended November 30, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$3,497,627	$—	$—	$(1,130,386)
Foreign Exchange	—	—	(49,020,608)	—
Credit	—	(135,653)	—	164,409
Total	$3,497,627	$(135,653)	$(49,020,608)	$(965,977)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements  - continued
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of November 30, 2022:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$31,046	$—
Uncleared Swaps, at value	2,949	14,449
Cleared Swap Agreements (a)	6,448	—
Forward Foreign Currency Exchange Contracts	15,488,302	45,285,681
Purchased Options	331,624	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$15,860,369	$45,300,130
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	8,679,606	22,541,212
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$7,180,763	$22,758,918
(a)	The amount presented here represents the fund's current day net variation margin for futures contracts and for cleared swap agreements. This amount, which is recognized within the Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the Portfolio of Investments.

Notes to Financial Statements  - continued
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at November 30, 2022:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$233,564	$(233,564)	$—	$—	$—
BNP Paribas S.A.	2,665,714	—	(2,169,198)	—	496,516
Brown Brothers Harriman	590,156	(175,797)	—	—	414,359
Citibank N.A.	436,653	(436,653)	—	—	—
Deutche Bank AG	463,907	(463,907)	—	—	—
Goldman Sachs International	1,588,466	(103,713)	—	(1,160,000)	324,753
JPMorgan Chase Bank N.A.	592,001	(592,001)	—	—	—
Merrill Lynch International	509,315	(509,315)	—	—	—
Morgan Stanley Capital Services, Inc.	100,987	(100,987)	—	—	—
Total	$7,180,763	$(2,615,937)	$(2,169,198)	$(1,160,000)	$1,235,628

Notes to Financial Statements  - continued
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at November 30, 2022:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(399,910)	$233,564	$—	$—	$(166,346)
Brown Brothers Harriman	(175,797)	175,797	—	—	—
Citibank N.A.	(3,652,778)	436,653	—	2,870,000	(346,125)
Deutsche Bank AG	(1,212,154)	463,907	—	748,247	—
Goldman Sachs International	(103,713)	103,713	—	—	—
JPMorgan Chase Bank N.A.	(2,201,652)	592,001	—	776,000	(833,651)
Merrill Lynch International	(2,486,453)	509,315	—	1,480,000	(497,138)
Morgan Stanley Capital Services, Inc.	(12,526,461)	100,987	—	10,970,000	(1,455,474)
Total	$(22,758,918)	$2,615,937	$—	$16,844,247	$(3,298,734)
(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

Notes to Financial Statements  - continued
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations

Notes to Financial Statements  - continued
in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or

Notes to Financial Statements  - continued
received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap’s reference obligation may be either a single security or a basket of securities issued by corporate or sovereign issuers. At the inception of the agreement, the protection buyer may make an upfront payment to or receive an upfront payment from the protection seller. Over the term of the agreement, the protection buyer will make a series of periodic payments to the protection seller based on a fixed percentage applied to the agreement’s notional amount in exchange for a promise from the protection seller to make a specific payment should a defined credit event occur with respect to the reference obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event occurs, the protection buyer will either (i) receive from the protection seller an amount equal to the agreement’s notional amount and deliver the reference obligation (i.e., physical settlement) or (ii) receive from the protection seller a net settlement of cash equal to the agreement’s notional amount less the recovery value of the reference obligation. Upon determination of the final price for the reference obligation (or upon delivery of the reference obligation in the case of physical settlement), the difference between the recovery value of the reference obligation and the agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Notes to Financial Statements  - continued
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swap agreements in a net liability position as of November 30, 2022 is disclosed in the footnotes to the Portfolio of Investments. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. If a defined credit event had occurred as of November 30, 2022, the swap agreement's credit-risk-related contingent features would have been triggered and, for those swap agreements in a net liability position for which the fund is the protection seller, the fund, in order to settle these swap agreements, would have been required to either (1) pay the swap agreement’s notional value of EUR 1,160,000 less the value of the agreements’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in

Notes to Financial Statements  - continued
TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to

Notes to Financial Statements  - continued
cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended November 30, 2022, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to net operating losses, amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 11/30/22	Year ended 11/30/21
Ordinary income (including any short-term capital gains) (a)	$22,993,014	$28,501,026
Long-term capital gains	30,133,034	4,600,243
Tax return of capital (b)	8,616,179	—
Total distributions	$61,742,227	$33,101,269

(a)	Included in the fund’s distributions from ordinary income for the year ended November 30, 2022 is $6,255,559 in excess of investment company taxable income which, in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.
(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 11/30/22
Cost of investments	$1,065,565,079
Gross appreciation	33,841,748
Gross depreciation	(154,073,217)
Net unrealized appreciation (depreciation)	$(120,231,469)
Undistributed long-term capital gain	17,935,000
Post-October capital loss deferral	(30,632,470)
Late year ordinary loss deferral	(6,447,157)
Other temporary differences	(1,031,123)
Total distributable earnings (loss)	$(140,407,219)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	From net investment income		From tax return of capital
	Year ended 11/30/22	Year ended 11/30/21	Year ended 11/30/22	Year ended 11/30/21
Class A	$874,181	$718,005	$141,778	$—
Class B	9,011	9,688	1,462	—
Class C	27,446	33,968	4,451	—
Class I	539,345	407,919	87,473	—
Class R1	22,745	15,115	3,689	—
Class R2	33,184	21,030	5,382	—
Class R3	24,218	17,585	3,928	—
Class R4	9,461	17,735	1,534	—
Class R6	51,586,457	31,860,224	8,366,482	—
Total	$53,126,048	$33,101,269	$8,616,179	$—

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.55%
In excess of $1 billion and up to $2.5 billion	0.45%
In excess of $2.5 billion	0.425%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until March 31, 2024. For the year ended November 30, 2022, this management fee reduction amounted to $150,541, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended November 30, 2022 was equivalent to an annual effective rate of 0.53% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.97%	1.72%	1.72%	0.72%	1.72%	1.22%	0.97%	0.72%	0.64%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until March 31, 2024. For the year ended November 30, 2022, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $255 for the year ended November 30, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 46,271
Class B	0.75%	0.25%	1.00%	1.00%	1,984
Class C	0.75%	0.25%	1.00%	1.00%	5,169
Class R1	0.75%	0.25%	1.00%	1.00%	5,661
Class R2	0.25%	0.25%	0.50%	0.50%	3,826
Class R3	—	0.25%	0.25%	0.25%	1,369
Total Distribution and Service Fees					$64,280
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the year ended November 30, 2022.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2022, were as follows:
Amount
Class A	$209
Class B	199
Class C	11
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended November 30, 2022, the fee was $14,008, which equated to 0.0013% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended November 30, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $52,773.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2022 was equivalent to an annual effective rate of 0.0162% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended November 30, 2022, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”), the fund engaged in sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser(“cross-trades”) which amounted to $1,754,449. The sales transactions resulted in net realized gains (losses) of $(13,208).
(4) Portfolio Securities
For the year ended November 30, 2022, purchases and sales of investments, other than purchased options with an expiration date of less than one year of the time of purchase, and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$411,545,263	$358,960,618
Non-U.S. Government securities	1,135,247,340	1,163,830,490

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 11/30/22		Year ended 11/30/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	271,901	$2,333,894	652,705	$6,235,880
Class B	423	3,623	4,350	41,051
Class C	3,597	29,888	26,461	251,757
Class I	376,217	3,127,999	909,468	8,600,174
Class R1	18,923	158,404	14,748	141,455
Class R2	6,294	52,157	38,261	363,390
Class R3	21,698	177,012	37,269	352,205
Class R4	2,978	24,400	7,254	68,638
Class R6	9,093,518	76,148,841	48,251,772	454,004,087
	9,795,549	$82,056,218	49,942,288	$470,058,637
Shares issued to shareholders in reinvestment of distributions
Class A	114,205	$1,010,081	73,303	$707,884
Class B	1,168	10,415	999	9,663
Class C	3,526	31,500	3,339	32,340
Class I	71,135	624,538	42,082	403,688
Class R1	2,969	26,434	1,564	15,115
Class R2	4,373	38,551	2,188	21,027
Class R3	3,204	28,127	1,829	17,581
Class R4	1,255	10,994	1,800	17,377
Class R6	6,527,121	57,122,570	3,261,947	31,222,711
	6,728,956	$58,903,210	3,389,051	$32,447,386
Shares reacquired
Class A	(722,762)	$(5,955,242)	(481,827)	$(4,592,886)
Class B	(9,667)	(82,084)	(14,626)	(138,858)
Class C	(41,616)	(358,208)	(80,788)	(771,444)
Class I	(577,312)	(4,751,916)	(612,364)	(5,768,011)
Class R1	(15,036)	(129,237)	(619)	(5,921)
Class R2	(16,448)	(128,949)	(15,427)	(145,270)
Class R3	(30,883)	(241,921)	(30,284)	(285,175)
Class R4	(4,254)	(33,927)	(43,200)	(406,651)
Class R6	(22,517,546)	(179,021,329)	(1,526,656)	(14,433,498)
	(23,935,524)	$(190,702,813)	(2,805,791)	$(26,547,714)

Notes to Financial Statements  - continued
	Year ended 11/30/22		Year ended 11/30/21
	Shares	Amount	Shares	Amount
Net change
Class A	(336,656)	$(2,611,267)	244,181	$2,350,878
Class B	(8,076)	(68,046)	(9,277)	(88,144)
Class C	(34,493)	(296,820)	(50,988)	(487,347)
Class I	(129,960)	(999,379)	339,186	3,235,851
Class R1	6,856	55,601	15,693	150,649
Class R2	(5,781)	(38,241)	25,022	239,147
Class R3	(5,981)	(36,782)	8,814	84,611
Class R4	(21)	1,467	(34,146)	(320,636)
Class R6	(6,896,907)	(45,749,918)	49,987,063	470,793,300
	(7,411,019)	$(49,743,385)	50,525,548	$475,958,309
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, and the MFS Lifetime 2040 Fund were the owners of record of approximately 33%, 28%, 18%, 5%, 4%, 3%, 2%, and 1% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2045 Fund, was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended November 30, 2022, the fund’s commitment fee and interest expense were $4,893 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$44,596,212	$944,358,894	$947,192,771	$2,110	$465	$41,764,910

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$757,729	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Global Opportunistic Bond Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Global Opportunistic Bond Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of November 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
January 13, 2023

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of January 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Ward Brown Philipp Burgener David Cole Pilar Gomez-Bravo Andy Li Henry Peabody Matt Ryan Michael Skatrud Robert Spector Erik Weisman

Board Review of Investment Advisory Agreement
MFS Global Opportunistic Bond Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 5th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that

Board Review of Investment Advisory Agreement - continued
were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $33,148,000 as capital gain dividends paid during the fiscal year.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP ("E&Y") to serve as independent accountants to the Registrant (hereinafter the "Registrant" or the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended November 30, 2022 and 2021, audit fees billed to the Fund by E&Y were as follows:

Fees billed by E&Y:		Audit Fees
	2022	2021
MFS Global Opportunistic Bond Fund	61,325	58,224

For the fiscal years ended November 30, 2022 and 2021, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by E&Y:	Audit-Related		Tax Fees2		All Other Fees3
	Fees1
	2022	2021	2022	2021	2022	2021
To MFS Global Opportunistic	0	0	255	10,891	157	1,024
Bond Fund

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	2021	2022	2021
To MFS and MFS Related	520,036	1,275,054	0	0	111,415	110,620
Entities of MFS Global
Opportunistic Bond Fund*

Fees Billed by E&Y:		Aggregate Fees for Non-audit Services
			2022		2021
To MFS Global Opportunistic Bond Fund,		882,293			1,564,289
MFS and MFS Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED

PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or

240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: January 13, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: January 13, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: January 13, 2023

* Print name and title of each signing officer under his or her signature.